UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21157
                                                     ---------------------

               Nuveen Arizona Dividend Advantage Municipal Fund 3
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: July 31
                                           ------------------

                  Date of reporting period: July 31, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
July 31, 2008


Nuveen Investments
MUNICIPAL CLOSED-END FUNDS


   NUVEEN ARIZONA
   PREMIUM INCOME
   MUNICIPAL FUND, INC.
   NAZ

   NUVEEN ARIZONA
   DIVIDEND ADVANTAGE
   MUNICIPAL FUND
   NFZ

   NUVEEN ARIZONA
   DIVIDEND ADVANTAGE
   MUNICIPAL FUND 2
   NKR

   NUVEEN ARIZONA
   DIVIDEND ADVANTAGE
   MUNICIPAL FUND 3
   NXE

   NUVEEN TEXAS
   QUALITY INCOME
   MUNICIPAL FUND
   NTX



IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)


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

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

Chairman's
LETTER TO SHAREHOLDERS

Photo of: Robert P. Bremner

Robert P. Bremner  |  Chairman of the Board


Dear Shareholders:

I'd like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund's Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a "best practice" in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us - an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen's representative on the Board. John's presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen's role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company's asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Third, on behalf of the entire Board, I would like to acknowledge the effort the whole Nuveen organization is making to resolve the auction rate preferred share situation in a satisfactory manner. As you know, we are actively pursuing a number of possible solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we've worked through the many details involved.

Finally, I urge you to take the time to review the Portfolio Managers' Comments, the Common Share Distribution and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund's Board, let me say we look forward to continuing to earn your trust in the months and years ahead.


Sincerely,

/s/ Robert P. Bremner

Robert P. Bremner
Chairman of the Board
September 19, 2008

Portfolio Managers' COMMENTS


Nuveen Investments Municipal Closed-End Funds  |  NAZ, NFZ, NKR, NXE, NTX


Portfolio managers Scott Romans and Daniel Close review economic and municipal market conditions at both the national and state levels, key investment strategies, and the annual performance of these five Nuveen Funds. Scott, who has been with Nuveen since 2000, has managed the Arizona Funds since 2003. Dan, who joined Nuveen in 2000, assumed portfolio management responsibility for NTX in March 2007.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED JULY 31, 2008?

During this period, developments in the credit markets led to increased price volatility and tightening liquidity, causing a general flight to quality. In September 2007, the Federal Reserve (Fed) responded to credit market volatility by launching a series of interest rate cuts that lowered the fed funds rate by 325 basis points--from 5.25% to 2.00%--in eight months, including reductions of 125 basis points in January 2008 alone. Since April 2008, the Fed has left the fed funds rate unchanged.

The Fed's rate-cutting actions also were a response to signs of slower growth in the U.S. economy, as evidenced by changes in the U.S. gross domestic product
(GDP), a closely watched measure of economic performance. Although GDP expanded at 4.8% in the third quarter of 2007, this measure fell into negative territory (-0.2%) in the fourth quarter of 2007 before climbing 0.9% in the first quarter of 2008 (all GDP numbers annualized). During the second quarter of 2008, GDP grew at an annual rate of 3.3%, boosted by a surge in exports but still reflecting a 16% decline in residential investment. The economy continued to be strained by the troubled housing market as well as higher inflation. Driven largely by increased energy, transportation and food prices, the Consumer Price Index (CPI) registered a 5.6% year-over-year gain as of July 2008, including July's 0.8%, the biggest one-month jump in 17 years. The core CPI (which excludes food and energy prices) rose 2.5% between August 2007 and July 2008, well above the Fed's unofficial target of 2.0% or lower. In the labor markets, January 2008 marked the first decline in new job creation since 2003, breaking the longest string of employment growth (52 months) in U.S. history. The national unemployment rate for July 2008 was 5.7%, its highest level since March 2004, up from 4.7% in July 2007.



Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

In the municipal bond market, factors related to the sub-prime mortgage crisis had an indirect, but important, influence on performance. General concerns about the credit markets as well as more specific concerns about municipal bond insurers with exposure to sub-prime mortgages caused some investors to curtail purchases. In addition, hedge funds and other non-traditional buyers of municipal bonds began to sell holdings of longer-maturity bonds into a market already experiencing a lack of liquidity. Combined with the Fed rate cuts, this selling produced a sharp steepening of the municipal yield curve, as longer-term interest rates rose and short-term interest rates declined. Between August 1, 2007, and July 31, 2008, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, rose 57 basis points to 5.20%. By comparison, the yield on the 10-year U.S. Treasury note dropped almost 80 basis points to end the reporting period at 3.98%. In this environment, bonds with shorter maturities generally outperformed longer-maturity bonds, and higher quality bonds tended to outperform lower quality credits.

Also of note in the municipal market, the U.S. Supreme Court in May 2008 ruled that individual states could continue to offer their residents special tax treatment on municipal bonds issued within their borders. The high court's decision in Department of Revenue of the Commonwealth of Kentucky vs. Davis preserved tax rules in forty-two states, allowing them to continue to exempt from taxation the income their residents earn on in-state municipal bonds while taxing the income earned on municipal bonds issued in other states.

Over the twelve months ended July 2008, municipal bond issuance nationwide totaled $461.9 billion, a decrease of less than 1% from the previous twelve months. As of July 31, 2008, insured bonds comprised 23% of new supply, compared with the recent historical figure of approximately 50%. Despite disruptions in the markets, new municipal issuance continued to be met with solid demand by institutional and retail investors as well as non-traditional buyers returning to the market over the last few months.

HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN ARIZONA AND TEXAS DURING THIS PERIOD?

In the aftermath of one of the largest economic booms in the country, Arizona began to experience one of the biggest declines. Arizona's economic growth slowed dramatically, with state GDP falling from 6.8% in 2006 to 1.8% in 2007, compared with the national averages of 3.4% and 2.0%, respectively. This dropped Arizona from the third fastest-growing economy in the nation to 26th. One of the main factors was the slowdown in the construction industry, which subtracted more than one percentage point from the state's GDP growth. Housing permits fell almost 70% from their peak levels, delinquency rates rose and housing prices continued to drop. According to the Standard & Poor's (S&P)/Case-Shiller home price index of 20 major metropolitan areas, housing prices in Phoenix fell 27.9% between July 2007 and June 2008. This decline, which ranked Phoenix third in the country behind Las Vegas and Miami, compared with an average decrease of 15.4% nationwide. Problems in the housing market have affected other areas of the state economy, especially consumer spending and the retail, leisure and hospitality and business and professional services industries. Defense contracting provided some relief, as a number of the state's military contractors in Phoenix and Tucson recently won sizable contracts. The health services industry also should continue to post gains due to its non-cyclical nature. As of July 2008, Arizona's jobless rate was 5.1%, up from 3.7% in July 2007, the highest level in more than four years but still well below the national average. As of July 2008, Moody's issuer rating for Arizona was Aa3 with a stable outlook, while S&P and Fitch rated the state at AA and AA-, respectively. For the twelve months ended July 31, 2008, municipal issuance in Arizona rose sharply to $9.8 billion, an increase of 29% over the previous twelve months.

In contrast to Arizona, Texas was a haven of economic growth. As measured by GDP by state, the Texas economic growth rate of 4.1% ranked 4th in the nation in 2007, up from 10th place in 2006 and well ahead of the national average growth of 2.0%. The difference, essentially, was the energy sector, as high oil and gas prices drove the demand for exploration, drilling, pipeline construction, refinery expansion and the equipment needed for these endeavors. Although the majority of growth took place in the eastern area of the state, parts of the Panhandle and west central Texas have also profited. Many other sectors also benefited from the expansion, including professional services, finance, high-tech manufacturers and the biotech industry. Balancing this were layoffs and production cutbacks at the state's auto plants and additional layoffs and service reductions by the major airlines based in Dallas-Fort Worth and Houston, an ongoing process that could have widespread economic repercussions for local communities. While unemployment in Texas rose over the past twelve months, from 4.3% in July 2007 to 4.7% in July 2008, the state's growth has held the jobless rate well below the national average. Although sales have fallen somewhat, homes have generally held their value, and multi-family construction has risen almost 35%. The

S&P/Case-Shiller home price index reported that, as of June 2008, housing prices in Dallas had declined 3.2% year over year, compared with a drop of 15.4% nationally. As of July 31, 2008, Moody's, S&P, and Fitch maintained their ratings on Texas-backed general obligation debt at Aa1, AA, and AA+, respectively, with stable outlooks. For the twelve months ended July 31, 2008, municipal issuance in Texas totaled $44.6 billion, a decrease of 6% from the previous twelve months.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE ARIZONA AND TEXAS FUNDS DURING THIS REPORTING PERIOD?

During this twelve-month period, as the municipal market was characterized by volatility and a steepening yield curve, we sought to capitalize on the turbulent environment by continuing to focus on relative value, using a fundamental approach to find undervalued sectors and individual credits with the potential to perform well over the long term.

As periodic dislocations in the municipal market provided attractive opportunities to selectively invest in lower-quality, higher-yielding bonds, we used the resources of our research team to find those bonds that we believed represented the best values. In the Arizona Funds, we added several community facilities district (CFD) bonds, also known as "dirt deals," to each Fund. These bonds are sold to finance schools, parks, public utilities, and other infrastructure and provide services such as police and fire protection, maintenance and library programs. Our focus was primarily on CFD bonds backed by an ad valorem pledge, that is, property taxes from the local municipality that provide a backstop if project development progresses more slowly than anticipated. This marked the first time in a while that we found these types of bonds at attractive rates and coupons. Also during this period, a number of hospital offerings came to market at attractive prices, and we took advantage of opportunities to add higher coupons and better structures to the Funds' portfolios.

In NTX, we added general obligation bonds and lower-rated utility credits to our portfolio. We also participated in the $1 billion North Texas Tollway Authority issue, one of the largest deals to come to market in July 2008.

To generate cash for purchases, we selectively sold holdings with shorter durations(1), including shorter-dated pre-refunded(2) bonds and other high-quality short issues that we believed had limited performance potential. Selling shorter duration bonds and reinvesting further out on the yield curve also helped to improve the Funds' overall call protection profiles. The Arizona Funds also sold some higher-grade bonds in the intermediate part of the yield curve. In NTX, we took advantage of strong bids to sell


(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

bonds that were attractive to the retail market. In addition, some of our new purchases were funded with proceeds from bond calls, which affected primarily housing bonds in the Arizona Funds.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen Arizona and Texas Funds, as well as relevant index and peer group information, are presented in the accompanying table.


Total Returns on Common Share Net Asset Value*
For periods ended 7/31/08

Arizona Funds                               1-Year       5-Year     10-Year
NAZ                                         -2.87%        4.27%      3.95%
NFZ                                         -4.09%        4.05%      N/A
NKR                                         -2.38%        4.58%      N/A
NXE                                         -3.48%        4.64%      N/A

Texas Fund
NTX                                         -1.04%        4.85%      4.81%

Lipper Other States
Municipal Debt Funds
Average(3)                                  -1.16%        4.76%      4.92%

Lehman Brothers
Municipal
Bond Index(4)                                2.83%        4.34%      4.91%

For the twelve months ended July 31, 2008, the total returns on common share NAV for NTX exceeded the average return for the Lipper Other States Municipal Debt Funds Average, while the four Arizona Funds trailed this average and all five of these Funds underperformed the return on the national Lehman Brothers Municipal Bond Index. Shareholders should note the Lipper Other States Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index include bonds from states not covered in this report, which may make direct comparisons between the funds and these benchmarks less meaningful.

One of the factors impacting the performance of these Funds relative to that of the unleveraged Lehman Brothers Municipal Bond Index was the use of financial leverage. While leverage offers opportunities for additional income and total returns for common shareholders, the benefits provided by leveraging are influenced by the general price movements of the bonds in each Fund's portfolio. During this period, as the yields on longer-term bonds rose and their prices correspondingly fell, declining valuations had a


*    Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(3) The Lipper Other State Municipal Debt Funds Average is calculated using the returns of all closed-traded funds in this category for each period as follows: 1 year, 46; 5 years, 46; and 10 years, 18. Fund and Lipper returns assume reinvestment of dividends.

(4) The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

negative effect on performance that was magnified by the use of leverage. In addition, the Funds' borrowing costs remained relatively high, negatively impacting their total returns. In the turbulent market environment of the past twelve months, the impact of any valuation change in the Funds' holdings - whether positive or negative - was magnified by the use of leverage.

Other key factors that influenced the Funds' returns included yield curve and duration positioning, the use of derivatives, credit exposure and sector allocations, and holdings of bonds backed by lower-rated municipal bond insurers.

Given the changes in the interest rate environment, bonds in the Lehman Brothers Municipal Bond Index with maturities of less than ten years, especially those maturing in approximately three to five years, benefited the most. As a result, these bonds generally outperformed credits with longer maturities, with bonds having the longest maturities (twenty-two years and longer) posting the worst returns.

NAZ and NFZ used derivatives contracts to synthetically shorten their durations and move them closer to our strategic duration target. However, while these contracts did shorten durations, they also had a negative overall impact on the total return performances of NAZ and especially NFZ, which had the larger derivative position. As of July 31, 2008, these positions had been closed. NTX used derivatives toward the end of the period, but these contracts were not in place long enough to have a significant impact on the Fund's results.

Additionally, the Funds used inverse floaters(5) in an attempt to bring the Funds' durations closer to our strategic targets. Generally, this had a negative impact on the performance since the inverse floaters effectively increased the Funds' exposure to longer-maturity bonds during a period when shorter maturities were in favor in the market.

Because risk-averse investors generally sought higher quality investments as disruptions in the financial and housing markets deepened, bonds rated AA and A typically performed very well, while the performance of the AAA rated sector, although positive, was hampered to a degree by concerns about bond insurers. On the other hand, bonds rated BBB or below generally posted poor returns. As of July 31, 2008, NAZ had allocated approximately 12% of its portfolio to bonds rated BBB and non-rated bonds, while the remaining four Funds had allocations of 19% to 20% to the lower credit quality categories and non-rated bonds.


(5) An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIAM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in This Report sections of this shareholder report.

In general, bonds that carried any credit risk, regardless of sector, tended to perform poorly. Revenue bonds as a whole, and especially the industrial development and health care sectors that had ranked among the top performers in the Lehman Brothers Municipal Bond Index over the past few years, underperformed the general municipal market. Next to the industrial development revenue sector, zero coupon bonds were among the worst performing categories in the municipal market, and the Funds were negatively impacted by their holdings of zero coupon credits. The housing sector also performed poorly, as did lower-rated bonds backed by the 1998 master tobacco settlement agreement, which comprised less than 1% of NAZ and NXE and just over 1% of NTX as of July 31, 2008. The performance of NTX was also hurt by its holdings of Industrial Development Bond
(IDB) credits and specifically by bonds issued by Dallas-Fort Worth International Airport for American Airlines, which saw a substantial decline in value.

In addition, the performance of the Arizona Funds was negatively impacted by their holdings of A rated auction rate securities issued by the Arizona Higher Education Loan Authority. As the municipal auction rate market froze up in February 2008, the low coupon rate resets that began to occur in the context of the failed auctions as well as the illiquidity of these securities caused them to lose significant value. At the time this report was prepared, negotiations were continuing in an effort to resolve liquidity issues for investors and settlement activity related to auction rate securities was ongoing. NTX also invested in similar securities, though its exposure and also the performance impact were relatively negligible.

Sectors of the market that generally made positive contributions to the Funds' performances included general obligation bonds, water and sewer, electric utilities, special tax issues and education. Pre-refunded bonds also performed exceptionally well, due primarily to their shorter effective maturities and higher credit quality. Among these Funds, NAZ and NTX held the heaviest weightings of pre-refunded bonds, while NFZ had the smallest holding of these bonds.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

Another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, ACA, AMBAC, FGIC,

MBIA, RAAI and XLCA experienced one or more rating reductions by at least one or more rating agencies. At the time this report was prepared, at least one rating agency has placed each of these insurers on "negative outlook" or "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies--especially those bonds with weaker underlying credits--declined, detracting from the Funds' performance. However, on the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category and it is important to note that municipal bonds historically have had a very low rate of default.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES (ARPS) MARKETS

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear" and that many or all auction preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction preferred shares did not lower the credit quality of these shares, and auction preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the auction preferred shares. At the time this report was prepared, the Funds' managers could not predict when future auctions might succeed in attracting sufficient buyers for the shares offered, if ever. The Funds' managers are working diligently to refund the auction preferred shares, and have made progress in these efforts, but at present there is no assurance that these efforts will succeed. These developments generally do not affect the management or investment policies of these Funds. However, one implication of these auction failures for common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise would have been.

On June 11, 2008, Nuveen announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the municipal funds' outstanding ARPS, whose auctions have been failing for several months, including an initial phase of approximately $1 billion in forty-one funds. On June 26, 2008, thirteen municipal funds (none of which are included in this shareholder report) issued par redemption notices for a portion of their auction-rate securities aggregating approximately $580 million.

On August 7, 2008, four municipal funds (none of which are included in this shareholder report) issued par redemption notices for all outstanding shares of their ARPS totaling $569.9 million. These redemptions were achieved through the issuance of Variable Rate Demand Preferred shares (VRDP) in conjunction with the proceeds from the creation of TOBs.

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Dividend and Share Price
                 INFORMATION



As previously noted, all of the Funds in this report use leverage to potentially enhance opportunities for additional income for common shareholders. While this strategy continued to provide incremental income, the extent of this benefit was reduced to some degree by the borrowing costs associated with leverage, which remained relatively high. Some of the Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields than the maturing or called bonds. These factors resulted in one monthly dividend reduction in NFZ, NKR and NTX over the twelve-month period ended July 31, 2008. The dividends of NAZ and NXE remained stable throughout this reporting period.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains distributions at the end of December 2007 as follows:

                           Long-Term Capital Gains
                                       (per share)
NFZ                                        $0.0119
NKR                                        $0.0583
NTX                                        $0.0559

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of July 31, 2008, all of the Funds in this report had positive UNII balances for tax purposes. NAZ and NTX had positive UNII balances and NFZ, NKR and NXE had negative UNII balances for financial statement purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

On July 30, 2008, the Board of Directors/Trustees for each of Nuveen's 120 closed-end funds approved a program, under which each fund may repurchase up to 10% of its common shares. No common shares were repurchased during the twelve-month reporting period.


As of July 31, 2008, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying chart:


                                           7/31/08      Twelve-Month Average
                                  Premium/Discount                  Discount
NAZ                                         +2.69%                    -6.42%
NFZ                                         +3.32%                    -5.69%
NKR                                         +2.49%                    -2.74%
NXE                                         +1.76%                    -4.48%
NTX                                        -10.87%                    -8.40%

NAZ
Performance
OVERVIEW

Nuveen Arizona
Premium Income
Municipal Fund, Inc.
                               as of July 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed               41%
AA                                37%
A                                 10%
BBB                                9%
N/R                                3%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
Aug                            0.051
Sep                            0.051
Oct                            0.051
Nov                            0.051
Dec                            0.051
Jan                            0.051
Feb                            0.051
Mar                            0.051
Apr                            0.051
May                            0.051
Jun                            0.051
Jul                            0.051

Line Chart:
Common Share Price Performance -- Weekly Closing Price
8/01/07                       13.0701
                              13.12
                              13.1
                              12.99
                              13.04
                              13
                              13
                              12.95
                              12.85
                              12.67
                              12.4499
                              12.18
                              12.44
                              12.7
                              13
                              12.96
                              12.9599
                              12.9
                              12.9
                              12.81
                              12.8001
                              12.78
                              12.85
                              12.85
                              12.9899
                              13
                              13.15
                              13.3
                              13.3
                              13.2201
                              13.2
                              13.29
                              13.29
                              13.18
                              13.06
                              13.1
                              12.96
                              12.86
                              12.83
                              12.96
                              12.91
                              13
                              13
                              12.8601
                              12.99
                              12.99
                              13.0175
                              12.95
                              13
                              13.09
                              13.01
                              12.91
                              12.9
                              12.81
                              12.7899
                              12.8
                              12.85
                              12.85
                              12.9
                              13.05
                              13.05
                              12.89
                              12.89
                              12.58
                              12.65
                              12.61
                              12.61
                              12.586
                              12.4
                              12.4999
                              12.47
                              12.37
                              12.4
                              12.33
                              12.45
                              12.33
                              12.1
                              12.24
                              12.23
                              12.16
                              12.1701
                              12.03
                              12.15
                              12.12
                              12.2
                              12.32
                              12.44
                              12.56
                              12.58
                              12.59
                              12.55
                              12.49
                              12.388
                              12.44
                              12.39
                              12.23
                              12.14
                              12.18
                              12.18
                              12.1999
                              12.44
                              12.306
                              12.36
                              12.37
                              12.4
                              12.35
                              12.5
                              12.59
                              12.84
                              12.9001
                              12.99
                              13.11
                              13.305
                              13.38
                              13.26
                              13.37
                              13.5
                              13.49
                              13.38
                              13.1
                              13.01
                              12.98
                              12.99
                              13
                              13.07
                              13.12
                              13.04
                              13.09
                              13.05
                              13.07
                              13.1
                              13.13
                              13.17
                              13.21
                              13.22
                              13.2401
                              13.12
                              12.72
                              12.62
                              12.69
                              12.69
                              12.63
                              12.61
                              12.66
                              12.69
                              12.62
                              12.48
                              12.32
                              12.22
                              12.51
                              12.5001
                              12.39
                              12.382
                              12.39
                              12.3
                              12.29
                              12.17
                              12.1
                              12.1
                              12.37
                              12.5799
                              12.56
                              12.6
                              12.6
                              12.656
                              12.62
                              12.75
                              12.84
                              12.8599
                              12.8
                              12.82
                              12.85
                              12.79
                              12.62
                              12.58
                              12.64
                              12.57
                              12.6
                              12.7
                              12.83
                              12.91
                              13
                              12.98
                              13.0001
                              13.07
                              12.97
                              12.91
                              12.92
                              12.96
                              12.95
                              13
                              13.02
                              13.1
                              13.15
                              13.1
                              13.1
                              13.1
                              13.19
                              13.16
                              13.13
                              13.14
                              13.2
                              13.26
                              13.25
                              13.13
                              13.05
                              13.02
                              12.89
                              12.87
                              12.86
                              12.86
                              12.86
                              12.92
                              12.99
                              13.012
                              12.94
                              12.94
                              12.92
                              12.9
                              12.82
                              12.7
                              12.73
                              12.67
                              12.52
                              12.43
                              12.49
                              12.51
                              12.5
                              12.43
                              12.48
                              12.45
                              12.48
                              12.47
                              12.53
                              12.61
                              12.77
                              12.9
                              13.08
                              13.14
                              13.27
                              13.18
                              13.01
                              13.07
                              12.976
                              13
                              12.95
                              13.01
                              13.1201
                              13.048
                              12.9975
                              13.05
                              12.96
                              13.05
                              12.9999
7/31/08                       13.35


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.35
------------------------------------
Common Share
Net Asset Value               $13.00
------------------------------------
Premium/(Discount) to NAV      2.69%
------------------------------------
Market Yield                   4.58%
------------------------------------
Taxable-Equivalent Yield(2)    6.67%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $58,097
------------------------------------
Average Effective
Maturity on Securities (Years) 15.37
------------------------------------
Leverage-Adjusted Duration     11.40
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/19/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          7.10%        -2.87%
------------------------------------
5-Year          2.75%         4.27%
------------------------------------
10-Year         3.25%         3.95%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                23.0%
------------------------------------
Tax Obligation/Limited         20.2%
------------------------------------
Water and Sewer                17.4%
------------------------------------
Health Care                    13.3%
------------------------------------
Utilities                       9.4%
------------------------------------
Education and Civic
  Organizations                 6.9%
------------------------------------
Housing/Single Family           6.2%
------------------------------------
Other                           3.6%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of July 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NFZ
Performance
OVERVIEW


Nuveen Arizona
Dividend Advantage
Municipal Fund
                               as of July 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed               22%
AA                                41%
A                                 17%
BBB                               12%
N/R                                8%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Aug                           0.0555
Sep                           0.0555
Oct                           0.0525
Nov                           0.0525
Dec                           0.0525
Jan                           0.0525
Feb                           0.0525
Mar                           0.0525
Apr                           0.0525
May                           0.0525
Jun                           0.0525
Jul                           0.0525


Line Chart:
Common Share Price Performance -- Weekly Closing Price
8/01/07                       13.68
                              13.74
                              13.75
                              13.74
                              13.65
                              13.67
                              13.67
                              13.59
                              13.55
                              13.43
                              13.4
                              13.38
                              13.38
                              13.1
                              13.26
                              13.36
                              13.21
                              13.46
                              13.5
                              13.23
                              13.23
                              13.28
                              13.28
                              13.42
                              13.51
                              13.63
                              13.73
                              14.23
                              14.16
                              14.16
                              13.97
                              13.94
                              13.74
                              13.71
                              13.71
                              13.61
                              13.63
                              13.61
                              13.5
                              13.53
                              13.34
                              13.42
                              13.42
                              13.55
                              13.44
                              13.4
                              13.59
                              13.59
                              13.54
                              13.4
                              13.46
                              13.47
                              13.47
                              13.34
                              13.34
                              13.27
                              13.31
                              13.31
                              13.57
                              13.43
                              13.5
                              13.45
                              13.3701
                              13.7
                              13.7
                              13.7
                              13.67
                              13.57
                              13.43
                              13.35
                              13.4
                              13.35
                              13.17
                              12.84
                              12.66
                              12.82
                              12.71
                              12.71
                              12.71
                              12.82
                              12.82
                              12.82
                              12.79
                              12.78
                              12.78
                              12.81
                              12.8
                              12.88
                              13.02
                              13.07
                              13.06
                              13.05
                              12.95
                              12.95
                              12.952
                              12.89
                              12.87
                              12.75
                              12.71
                              12.74
                              12.78
                              12.73
                              12.68
                              12.58
                              12.65
                              12.77
                              12.81
                              13.03
                              13.1
                              13.17
                              13.31
                              13.42
                              13.52
                              13.6
                              13.56
                              13.64
                              13.73
                              13.68
                              13.64
                              13.6899
                              13.52
                              13.5801
                              13.5
                              13.55
                              13.59
                              13.61
                              13.51
                              13.49
                              13.49
                              13.53
                              13.52
                              13.52
                              13.52
                              13.52
                              13.52
                              13.65
                              13.52
                              13.3901
                              13.29
                              13.135
                              13.135
                              13.14
                              13.14
                              13.33
                              13.34
                              13.34
                              13
                              12.95
                              12.92
                              12.92
                              13.04
                              12.7
                              12.78
                              12.7899
                              12.83
                              12.72
                              12.53
                              12.54
                              12.64
                              12.84
                              12.84
                              12.68
                              12.68
                              12.68
                              12.94
                              12.89
                              12.91
                              12.9499
                              12.99
                              12.83
                              12.83
                              12.83
                              12.95
                              12.95
                              12.95
                              13.05
                              13.17
                              13.2
                              13.2
                              13.43
                              13.43
                              13.28
                              13.2
                              13.25
                              13.25
                              13.25
                              13.25
                              13.25
                              13.25
                              13.4
                              13.4
                              13.2
                              13.25
                              13.3
                              13.4
                              13.4
                              13.2
                              13.3
                              13.24
                              13.34
                              13.14
                              13.18
                              13.13
                              13.311
                              13.263
                              13.263
                              13.263
                              13.263
                              13.263
                              13.49
                              13.39
                              13.39
                              13.21
                              13.33
                              13.548
                              13.548
                              13.59
                              13.43
                              13.43
                              13.25
                              13.13
                              13.15
                              13.14
                              13
                              13
                              12.98
                              12.98
                              12.98
                              12.73
                              12.74
                              12.97
                              13.27
                              13.29
                              13.29
                              13.7299
                              13.79
                              13.79
                              13.79
                              13.79
                              13.6
                              13.5
                              13.52
                              13.52
                              13.52
                              13.47
                              13.27
                              13.27
                              13.27
                              13.3
                              13.35
                              13.4
                              13.4
                              13.45
                              13.371
7/31/08                       13.7


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.70
------------------------------------
Common Share
Net Asset Value               $13.26
------------------------------------
Premium/(Discount) to NAV      3.32%
------------------------------------
Market Yield                   4.60%
------------------------------------
Taxable-Equivalent Yield(2)    6.70%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $20,552
------------------------------------
Average Effective
Maturity on Securities (Years) 17.39
------------------------------------
Leverage-Adjusted Duration     12.34
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/30/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          7.72%        -4.09%
------------------------------------
5-Year          3.39%         4.05%
------------------------------------
Since
Inception       4.41%         4.79%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         30.8%
------------------------------------
Utilities                      16.4%
------------------------------------
Housing/Single Family          11.0%
------------------------------------
Health Care                    10.0%
------------------------------------
Water and Sewer                 9.1%
------------------------------------
Tax Obligation/General          7.6%
------------------------------------
U.S. Guaranteed                 5.6%
------------------------------------
Education and Civic
   Organizations                5.3%
------------------------------------
Other                           4.2%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of July 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0119 per share.

NKR
Performance
OVERVIEW


Nuveen Arizona
Dividend Advantage
Municipal Fund 2
                               as of July 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed               34%
AA                                36%
A                                 10%
BBB                               12%
N/R                                8%


Bar Chart:
Aug                           0.0615
Sep                           0.0615
Oct                           0.0585
Nov                           0.0585
Dec                           0.0585
Jan                           0.0585
Feb                           0.0585
Mar                           0.0585
Apr                           0.0585
May                           0.0585
Jun                           0.0585
Jul                           0.0585


Line Chart:
8/01/07                       15.27
                              15.27
                              15.27
                              15.35
                              15.28
                              15.36
                              15.38
                              15.38
                              15.37
                              15.37
                              15.2
                              14.76
                              14.67
                              14.55
                              14.3
                              14.45
                              15.08
                              15.25
                              15.15
                              15.05
                              15.25
                              15.15
                              15.16
                              14.92
                              14.63
                              14.6
                              14.7
                              14.94
                              15.15
                              15.11
                              15.11
                              14.88
                              14.93
                              14.89
                              14.72
                              14.73
                              14.7
                              14.88
                              14.66
                              14.91
                              14.9799
                              15.16
                              15.16
                              15.16
                              14.73
                              14.66
                              14.63
                              14.6
                              14.6
                              14.62
                              14.62
                              14.52
                              14.41
                              14.18
                              14.22
                              14.26
                              14.26
                              14.26
                              14.25
                              14.38
                              14.38
                              14.38
                              14.1801
                              14.2
                              14.26
                              14.26
                              14.26
                              14.29
                              14.27
                              14.16
                              14.15
                              14.14
                              14.07
                              13.9
                              13.82
                              13.8
                              13.69
                              13.604
                              13.7
                              13.66
                              13.65
                              13.61
                              13.64
                              13.7
                              13.8
                              13.67
                              13.67
                              13.77
                              13.75
                              13.81
                              13.84
                              13.98
                              14.08
                              13.9
                              13.82
                              13.57
                              13.2
                              13.31
                              13.26
                              13.24
                              13.19
                              13.21
                              13.48
                              13.41
                              13.42
                              13.43
                              13.5899
                              13.59
                              13.79
                              13.96
                              14.12
                              14.2
                              14.2799
                              14.31
                              14.2
                              14.24
                              14.24
                              14.25
                              14.25
                              14.15
                              14
                              14.22
                              14.14
                              14.1
                              14.08
                              14.0899
                              13.97
                              14.03
                              13.95
                              14.05
                              14.1
                              14.15
                              14.19
                              14
                              14
                              14.11
                              14.0199
                              13.91
                              13.86
                              13.9299
                              13.71
                              13.73
                              13.74
                              13.79
                              13.75
                              13.6
                              13.49
                              13.33
                              13.36
                              13.21
                              13.37
                              13.37
                              13.4
                              13.45
                              13.51
                              13.4
                              13.26
                              13.26
                              13.2
                              13.55
                              13.5
                              13.358
                              13.409
                              13.5
                              13.6
                              13.55
                              13.6
                              13.5101
                              13.65
                              13.75
                              13.62
                              13.65
                              13.68
                              13.68
                              13.643
                              13.75
                              13.72
                              13.93
                              13.67
                              13.61
                              13.65
                              13.6
                              13.78
                              13.73
                              13.7
                              13.7099
                              13.65
                              13.56
                              13.56
                              13.55
                              13.51
                              13.51
                              13.44
                              13.45
                              13.53
                              13.5
                              13.52
                              13.75
                              13.67
                              13.75
                              13.7
                              13.7104
                              13.8
                              13.63
                              13.57
                              13.93
                              13.7501
                              13.72
                              13.73
                              13.78
                              13.7
                              13.7
                              13.91
                              14
                              14
                              14
                              14
                              13.91
                              14.03
                              14.07
                              13.81
                              13.85
                              14
                              13.68
                              13.98
                              13.9
                              13.9
                              13.8
                              13.6
                              13.67
                              13.37
                              13.656
                              13.732
                              14.04
                              14
                              14.04
                              14.04
                              14.04
                              14.02
                              13.92
                              13.72
                              13.73
                              13.45
                              13.45
                              13.45
                              13.5
                              13.59
                              13.16
                              12.87
                              12.99
                              13.1
                              13.42
                              13.49
                              13.48
7/31/08                       14


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.00
------------------------------------
Common Share
Net Asset Value               $13.66
------------------------------------
Premium/(Discount) to NAV      2.49%
------------------------------------
Market Yield                   5.01%
------------------------------------
Taxable-Equivalent Yield(2)    7.29%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $33,311
------------------------------------
Average Effective
Maturity on Securities (Years) 15.76
------------------------------------
Leverage-Adjusted Duration     10.55
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -3.16%        -2.38%
------------------------------------
5-Year          5.37%         4.58%
------------------------------------
Since
Inception       4.70%         5.04%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         30.5%
------------------------------------
Health Care                    14.4%
------------------------------------
U.S. Guaranteed                13.4%
------------------------------------
Tax Obligation/General         13.3%
------------------------------------
Water and Sewer                 9.4%
------------------------------------
Housing/Multifamily             5.5%
------------------------------------
Housing/Single Family           5.2%
------------------------------------
Other                           8.3%
------------------------------------

------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of July 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0583 per share.

NXE
Performance
OVERVIEW


Nuveen Arizona
Dividend Advantage
Municipal Fund 3
                              as of July 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed               25%
AA                                42%
A                                 13%
BBB                               12%
N/R                                8%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
Aug                           0.0545
Sep                           0.0545
Oct                           0.0545
Nov                           0.0545
Dec                           0.0545
Jan                           0.0545
Feb                           0.0545
Mar                           0.0545
Apr                           0.0545
May                           0.0545
Jun                           0.0545
Jul                           0.0545


Line Chart:
Common Share Price Performance -- Weekly Closing Price
8/01/07                       13.52
                              13.7
                              13.41
                              13.41
                              13.45
                              13.49
                              13.43
                              13.43
                              13.2801
                              13.15
                              13.18
                              13.13
                              13.19
                              13.05
                              13
                              13.09
                              13.1301
                              13.38
                              13.38
                              13.28
                              13.25
                              13.25
                              13.33
                              13.15
                              13.17
                              13.18
                              13.33
                              13.35
                              13.59
                              13.8
                              13.76
                              13.55
                              13.51
                              13.55
                              13.5
                              13.3515
                              13.95
                              13.5
                              13.5
                              13.47
                              13.47
                              13.4501
                              13.4501
                              13.43
                              13.75
                              13.81
                              13.71
                              13.65
                              13.61
                              13.63
                              13.6
                              13.5
                              13.73
                              13.5275
                              13.44
                              13.44
                              13.44
                              13.39
                              13.45
                              13.35
                              13.36
                              13.37
                              13.2
                              13.25
                              13.25
                              13.23
                              13.23
                              13.2001
                              13.2
                              13.02
                              13.04
                              13.02
                              13.08
                              13.2
                              13.15
                              13.05
                              13.05
                              12.981
                              12.98
                              13
                              13.0499
                              12.94
                              12.9
                              12.89
                              12.8899
                              12.81
                              12.76
                              12.8401
                              12.882
                              12.8
                              13.04
                              13.44
                              13
                              13.12
                              13.1
                              12.82
                              12.83
                              12.9
                              12.78
                              12.517
                              12.32
                              12.49
                              12.55
                              12.5
                              12.56
                              12.63
                              12.95
                              12.93
                              13.15
                              13.192
                              13.41
                              13.3887
                              13.37
                              13.5
                              13.5501
                              13.6799
                              13.6799
                              13.6101
                              13.55
                              13.5
                              13.54
                              13.556
                              13.38
                              13.36
                              13.3401
                              13.3199
                              13.3284
                              13.41
                              13.49
                              13.49
                              13.53
                              13.56
                              13.43
                              13.52
                              13.5249
                              13.5
                              13.35
                              13.03
                              12.94
                              13
                              13
                              12.73
                              12.8
                              12.95
                              13.01
                              12.95
                              13.06
                              12.82
                              12.75
                              12.634
                              13.01
                              12.59
                              12.75
                              12.654
                              12.74
                              12.8
                              12.74
                              12.7
                              12.4901
                              12.89
                              12.9299
                              13
                              12.94
                              12.972
                              13.22
                              13.05
                              13.07
                              13.25
                              13.3501
                              13.379
                              13.4
                              13.9
                              13.9
                              13.7828
                              13.76
                              13.45
                              13.55
                              13.65
                              13.8
                              13.8
                              13.85
                              13.75
                              13.6901
                              13.74
                              13.7
                              13.5
                              13.25
                              13.13
                              13.1
                              13.18
                              13.15
                              13.15
                              13.25
                              13.12
                              13.15
                              13.15
                              13.13
                              13.15
                              13
                              13.09
                              13.21
                              13.06
                              13.1
                              13.3
                              13.08
                              13.28
                              13.2
                              13.2
                              13.19
                              13.39
                              13.32
                              13.32
                              13.2201
                              13.22
                              13.481
                              13.5
                              13.4
                              13.435
                              13.36
                              13.15
                              13.15
                              13.32
                              13.32
                              13.15
                              13
                              13.07
                              13.047
                              12.97
                              12.92
                              13.01
                              12.996
                              13.21
                              13.25
                              13.25
                              13.25
                              13.15
                              13.15
                              13.2
                              13.2
                              13.23
                              13.08
                              12.89
                              12.69
                              12.69
                              12.94
                              13.03
                              13.28
                              13.25
                              12.92
                              12.8
                              12.71
                              12.74
                              12.77
                              12.7198
7/31/08                       13.3


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.30
------------------------------------
Common Share
Net Asset Value               $13.07
------------------------------------
Premium/(Discount) to NAV      1.76%
------------------------------------
Market Yield                   4.92%
------------------------------------
Taxable-Equivalent Yield(2)    7.16%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $40,081
------------------------------------
Average Effective
Maturity on Securities (Years) 16.31
------------------------------------
Leverage-Adjusted Duration     12.05
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          3.96%        -3.48%
------------------------------------
5-Year          4.35%         4.64%
------------------------------------
Since
Inception       3.21%         3.58%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         22.0%
------------------------------------
Health Care                    18.1%
------------------------------------
U.S. Guaranteed                16.0%
------------------------------------
Education and Civic
   Organizations                9.8%
------------------------------------
Transportation                  9.2%
------------------------------------
Water and Sewer                 9.2%
------------------------------------
Utilities                       6.6%
------------------------------------
Housing/Single Family           5.2%
------------------------------------
Other                           3.9%
------------------------------------


(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of July 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NTX
Performance
OVERVIEW


Nuveen Texas
Quality Income
Municipal Fund
                               as of July 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1),(2)

AAA/U.S. Guaranteed             45%
AA                              29%
A                                7%
BBB                             14%
BB or Lower                      4%
N/R                              1%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(4)
Aug                           0.0605
Sep                           0.0605
Oct                            0.057
Nov                            0.057
Dec                            0.057
Jan                            0.057
Feb                            0.057
Mar                            0.057
Apr                            0.057
May                            0.057
Jun                            0.057
Jul                            0.057


Line Chart:
Common Share Price Performance -- Weekly Closing Price
8/01/07                       13.97
                              14.07
                              14.09
                              14.0401
                              14.07
                              14.09
                              14.1
                              14.1
                              14.09
                              13.97
                              13.79
                              13.58
                              13.72
                              13.65
                              13.65
                              13.7
                              13.75
                              13.82
                              13.8399
                              13.67
                              13.73
                              13.73
                              13.8
                              13.98
                              14.08
                              14.23
                              14.2
                              14.25
                              14.3
                              14.39
                              14.3101
                              14.29
                              14.3
                              14.2399
                              14.13
                              14.18
                              14.06
                              14.01
                              13.85
                              13.76
                              13.7
                              13.74
                              13.74
                              13.71
                              13.66
                              13.7
                              13.6301
                              13.67
                              13.69
                              13.62
                              13.61
                              13.65
                              13.53
                              13.51
                              13.54
                              13.49
                              13.52
                              13.5
                              13.522
                              13.54
                              13.51
                              13.49
                              13.45
                              13.55
                              13.55
                              13.43
                              13.48
                              13.47
                              13.5
                              13.37
                              13.39
                              13.43
                              13.35
                              13.28
                              13.2701
                              13.16
                              13.05
                              13
                              12.9401
                              12.89
                              12.92
                              13
                              13.05
                              12.95
                              12.99
                              13.01
                              13.2
                              13.14
                              13.17
                              13.15
                              13.08
                              13.15
                              13.29
                              13.2901
                              13.15
                              13.16
                              13.2
                              13.2
                              13.15
                              13.08
                              13
                              12.94
                              13.12
                              13.05
                              12.97
                              12.95
                              13.01
                              13.12
                              13.34
                              13.53
                              13.626
                              13.69
                              13.71
                              13.88
                              13.8
                              13.82
                              13.82
                              13.86
                              13.8
                              13.61
                              13.65
                              13.59
                              13.66
                              13.6
                              13.66
                              13.63
                              13.62
                              13.67
                              13.66
                              13.72
                              13.738
                              13.72
                              13.69
                              13.69
                              13.75
                              13.81
                              13.65
                              13.09
                              13.15
                              13.13
                              13.13
                              13.08
                              13.01
                              13.07
                              13.11
                              13.06
                              12.81
                              12.67
                              12.83
                              12.82
                              12.87
                              12.77
                              12.99
                              12.92
                              13.06
                              12.91
                              12.95
                              12.93
                              12.79
                              12.87
                              12.88
                              12.95
                              12.9
                              12.88
                              12.98
                              12.94
                              13.0599
                              13.05
                              13.2
                              13.3455
                              13.36
                              13.304
                              13.26
                              13.29
                              13.27
                              13.35
                              13.25
                              13.2
                              13.12
                              13.25
                              13.21
                              13.2
                              13.28
                              13.3
                              13.348
                              13.35
                              13.38
                              13.34
                              13.34
                              13.46
                              13.39
                              13.42
                              13.43
                              13.53
                              13.38
                              13.38
                              13.38
                              13.44
                              13.34
                              13.34
                              13.26
                              13.3
                              13.36
                              13.45
                              13.46
                              13.38
                              13.42
                              13.48
                              13.41
                              13.51
                              13.47
                              13.47
                              13.47
                              13.453
                              13.4499
                              13.32
                              13.27
                              13.29
                              13.21
                              13.11
                              13.08
                              13.06
                              13.17
                              13.09
                              13.03
                              13.01
                              13
                              12.77
                              12.9
                              12.93
                              13.01
                              13
                              13.08
                              13
                              13.05
                              13.03
                              13.01
                              12.97
                              13.07
                              13.1
                              12.969
                              12.895
                              12.99
                              12.68
                              12.76
                              12.69
                              12.73
                              12.72
                              12.74
                              12.79
                              12.71
                              12.65
                              12.6
                              12.46
7/31/08                       12.46

FUND SNAPSHOT
------------------------------------
Common Share Price            $12.46
------------------------------------
Common Share
Net Asset Value               $13.98
------------------------------------
Premium/(Discount) to NAV    -10.87%
------------------------------------
Market Yield                   5.49%
------------------------------------
Taxable-Equivalent Yield(3)    7.63%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $132,713
------------------------------------
Average Effective
Maturity on Securities (Years) 14.88
------------------------------------
Leverage-Adjusted Duration      9.70
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -5.16%        -1.04%
------------------------------------
5-Year          2.47%         4.85%
------------------------------------
10-Year         3.97%         4.81%
------------------------------------

INDUSTRIES
(as a % of total investments)(2)
------------------------------------
Tax Obligation/General         30.0%
------------------------------------
U.S. Guaranteed                18.2%
------------------------------------
Education and Civic
   Organizations               10.5%
------------------------------------
Health Care                    10.4%
------------------------------------
Water and Sewer                 7.6%
------------------------------------
Utilities                       6.9%
------------------------------------
Transportation                  4.0%
------------------------------------
Other                          12.4%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of July 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2)  Excluding derivative transactions.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4) The Fund paid shareholders a capital gains distribution in December 2007 of $.0559 per share.

Report of
  INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM


THE BOARDS OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND



We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 3 and Nuveen Texas Quality Income Municipal Fund (the "Funds"), as of July 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 3 and Nuveen Texas Quality Income Municipal Fund at July 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
September 22, 2008

NAZ
Nuveen Arizona Premium Income Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                                   July 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.3% (0.9% OF TOTAL INVESTMENTS)

$         840   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00        BBB       $    775,681
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 10.4% (6.9% OF TOTAL INVESTMENTS)

        2,500   Arizona Higher Education Loan Authority, Student Loan Revenue          9/08 at 100.00        AAA          1,278,800
                 Bonds, Series 2007B, Adjustable Rate, 2.460%, 11/01/41 (4)

        1,000   Arizona State University, System Revenue Bonds, Series 2002,           7/12 at 100.00         AA          1,016,300
                 5.000%, 7/01/25 - FGIC Insured

                Arizona State University, System Revenue Bonds, Series 2005:
        1,455    5.000%, 7/01/20 - AMBAC Insured                                       7/15 at 100.00         AA          1,501,269
          750    5.000%, 7/01/21 - AMBAC Insured                                       7/15 at 100.00         AA            770,258

        1,500   Tempe Industrial Development Authority, Arizona, Lease Revenue         7/13 at 100.00         AA          1,459,575
                 Bonds, Arizona State University Foundation Project, Series 2003,
                 5.000%, 7/01/34 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,205   Total Education and Civic Organizations                                                                   6,026,202
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 19.8% (13.3% OF TOTAL INVESTMENTS)

        1,430   Arizona Health Facilities Authority, Hospital Revenue Bonds,           1/17 at 100.00        AA-          1,430,915
                 Banner Health Systems, Series 2007A, 5.000%, 1/01/25

        2,050   Arizona Health Facilities Authority, Hospital Revenue Bonds,           1/18 at 100.00        AA-          1,968,636
                 Banner Health Systems, Series 2008A, 5.000%, 1/01/35

          675   Glendale Industrial Development Authority, Arizona, Revenue           12/15 at 100.00        BBB            572,495
                 Bonds, John C. Lincoln Health Network, Series 2005B,
                 5.000%, 12/01/37

        1,110   Glendale Industrial Development Authority, Arizona, Revenue           12/17 at 100.00        BBB            925,274
                 Bonds, John C. Lincoln Health Network, Series 2007,
                 5.000%, 12/01/42

        2,150   Maricopa County Industrial Development Authority, Arizona,             7/14 at 100.00          A          2,120,631
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2004A, 5.375%, 7/01/23

        2,800   Maricopa County Industrial Development Authority, Arizona,             7/17 at 100.00          A          2,612,260
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2007A, 5.250%, 7/01/32

          385   Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health           4/15 at 100.00       Baa1            384,488
                 Corporation, Series 2005, 5.000%, 4/01/16

          515   Puerto Rico Industrial, Tourist, Educational, Medical and             11/10 at 101.00        Aa1            549,562
                 Environmental Control Facilities Financing Authority, Hospital
                 Revenue Bonds, Hospital de la Concepcion, Series 2000A,
                 6.375%, 11/15/15

        1,055   Winslow Industrial Development Authority, Arizona, Hospital           12/08 at 101.00        N/R            972,699
                 Revenue Bonds, Winslow Memorial Hospital, Series 1998,
                 5.500%, 6/01/22

------------------------------------------------------------------------------------------------------------------------------------
       12,170   Total Health Care                                                                                        11,536,960
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.4% (0.9% OF TOTAL INVESTMENTS)

          400   Phoenix Industrial Development Authority, Arizona, GNMA                6/11 at 102.00        Aaa            388,044
                 Collateralized Multifamily Housing Revenue Bonds, Campaigne
                 Place on Jackson, Series 2001, 5.700%, 6/20/31 (Alternative
                 Minimum Tax)

          530   Phoenix Industrial Development Authority, Arizona, GNMA                4/15 at 100.00        Aaa            445,719
                 Collateralized Multifamily Housing Revenue Bonds, Park Lee
                 Apartments, Series 2004A, 5.050%, 10/20/44
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
          930   Total Housing/Multifamily                                                                                   833,763
------------------------------------------------------------------------------------------------------------------------------------


                                       21

NAZ
Nuveen Arizona Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS July 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 9.3% (6.2% OF TOTAL INVESTMENTS)

$         955   Phoenix and Pima County Industrial Development Authority,              7/17 at 103.00        Aaa       $    949,652
                 Arizona, Single Family Mortgage Revenue Bonds, Series 2007-4,
                 5.800%, 12/01/39 (Alternative Minimum Tax)

        1,685   The Industrial Development Authority of The City of Tucson,            1/17 at 103.00        Aaa          1,656,490
                 Arizona, Tax-Exempt Single Family Mortgage Revenue Bonds,
                 Series 2007A-1, 5.100%, 7/01/38

        3,010   Tucson and Pima County Industrial Development Authority,               6/17 at 101.00        Aaa          2,793,310
                 Arizona, Joint Single Family Mortgage Revenue Bonds,
                 Series 2007B, 5.350%, 6/01/47 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        5,650   Total Housing/Single Family                                                                               5,399,452
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 2.7% (1.8% OF TOTAL INVESTMENTS)

        1,200   Maricopa County Unified School District 95 Queen Creek,                7/18 at 100.00        Aaa          1,216,824
                 Arizona, General Obligation Bonds, Series 2008, 5.000%, 7/01/27 -
                 FSA Insured

          330   Puerto Rico, General Obligation and Public Improvement Bonds,          7/11 at 100.00       BBB-            330,469
                 Series 2001A, 5.375%, 7/01/28

------------------------------------------------------------------------------------------------------------------------------------
        1,530   Total Tax Obligation/General                                                                              1,547,293
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 30.1% (20.2% OF TOTAL INVESTMENTS)

          775   Bullhead City, Arizona, Special Assessment Bonds, Parkway                No Opt. Call       Baa2            782,192
                 District Improvements, Series 1993, 6.100%, 1/01/09

          422   Estrella Mountain Ranch Community Facilities District,                 7/10 at 102.00        N/R            439,108
                 Goodyear, Arizona, Special Assessment Lien Bonds,
                 Series 2001A, 7.875%, 7/01/25

        1,280   Greater Arizona Development Authority, Infrastructure Revenue          8/16 at 100.00         AA          1,306,214
                 Bonds, Series 2006-1, 5.000%, 8/01/22 - MBIA Insured

          740   Greater Arizona Development Authority, Infrastructure Revenue          8/16 at 100.00         AA            752,195
                 Bonds, Series 2006A, 5.000%, 8/01/23 - MBIA Insured

          575   Marana Municipal Property Corporation, Arizona, Revenue Bonds,         7/13 at 100.00         AA            578,209
                 Series 2003, 5.000%, 7/01/28 - AMBAC Insured

        1,110   Marana, Arizona, Tangerine Farms Road Improvement District             7/16 at 100.00       Baa1            968,442
                 Revenue Bonds, Series 2006, 4.600%, 1/01/26

        3,400   Maricopa County Stadium District, Arizona, Revenue Refunding           6/12 at 100.00        Aa3          3,577,374
                 Bonds, Series 2002, 5.375%, 6/01/18 - AMBAC Insured

        3,400   Mesa, Arizona, Street and Highway User Tax Revenue Bonds,              7/15 at 100.00        AAA          3,493,840
                 Series 2005, 5.000%, 7/01/24 - FSA Insured

        1,200   Prescott Valley Municipal Property Corporation, Arizona, Municipal     1/13 at 100.00        AA-          1,187,136
                 Facilities Revenue Bonds, Series 2003, 5.000%, 1/01/27 -
                 FGIC Insured

          265   Puerto Rico Public Buildings Authority, Guaranteed Government          7/12 at 100.00       BBB-            259,485
                 Facilities Revenue Refunding Bonds, Series 2002D,
                 5.125%, 7/01/24

        1,610   San Luis Civic Improvement Corporation, Arizona, Municipal             7/15 at 100.00         A-          1,563,407
                 Facilities Excise Tax Revenue Bonds, Series 2005,
                 5.000%, 7/01/25 - XLCA Insured

        1,350   Tempe, Arizona, Excise Tax Revenue Bonds, Series 2004,                 7/14 at 100.00        AAA          1,419,566
                 5.250%, 7/01/20 - AMBAC Insured

          500   Tucson, Arizona, Certificates of Participation, Series 2000,           1/09 at 100.00         AA            505,915
                 5.700%, 7/01/20 - MBIA Insured

          645   Vistancia Community Facilities District, Arizona, Restricted General   7/15 at 100.00       Baa1            628,888
                 Obligation Bonds, Series 2005, 5.750%, 7/15/24

------------------------------------------------------------------------------------------------------------------------------------
       17,272   Total Tax Obligation/Limited                                                                             17,461,971
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 34.3% (23.0% OF TOTAL INVESTMENTS) (5)

          800   Arizona Health Facilities Authority, Hospital Revenue Bonds,           7/10 at 101.00      A (5)            870,648
                 Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20
                 (Pre-refunded 7/01/10)

        1,000   Arizona Health Facilities Authority, Hospital System Revenue          12/10 at 102.00    BBB (5)          1,118,700
                 Bonds, John C. Lincoln Health Network, Series 2000,
                 7.000%, 12/01/25 (Pre-refunded 12/01/10)

        1,250   Glendale Industrial Development Authority, Arizona, Revenue            5/11 at 101.00        AAA          1,357,600
                 Bonds, Midwestern University, Series 2001A, 5.875%, 5/15/31
                 (Pre-refunded 5/15/11)


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (5) (continued)

$       1,250   Maricopa County Industrial Development Authority, Arizona,               No Opt. Call     AA (5)       $  1,504,888
                 Hospital Revenue Refunding Bonds, Samaritan Health Services,
                 Series 1990A, 7.000%, 12/01/16 - MBIA Insured (ETM)

        3,000   Mesa Industrial Development Authority, Arizona, Revenue Bonds,         1/10 at 101.00     AA (5)          3,172,650
                 Discovery Health System, Series 1999A, 5.750%, 1/01/25
                 (Pre-refunded 1/01/10) - MBIA Insured

        2,000   Phoenix Civic Improvement Corporation, Arizona, Junior Lien            7/10 at 101.00    AA- (5)          2,153,340
                 Wastewater System Revenue Bonds, Series 2000,
                 6.000%, 7/01/24 (Pre-refunded 7/01/10) - FGIC Insured

        2,000   Phoenix Industrial Development Authority, Arizona,                     9/10 at 100.00     AA (5)          2,132,280
                 Government Office Lease Revenue Bonds, Capitol Mall LLC,
                 Series 2000, 5.500%, 9/15/27 (Pre-refunded 9/15/10) -
                 AMBAC Insured

        1,000   Puerto Rico Highway and Transportation Authority, Highway              7/10 at 101.00   BBB+ (5)          1,085,190
                 Revenue Bonds, Series 2000B, 6.500%, 7/01/27
                 (Pre-refunded 7/01/10)

          735   Puerto Rico Public Buildings Authority, Guaranteed Government          7/12 at 100.00   Baa3 (5)            784,862
                 Facilities Revenue Refunding Bonds, Series 2002D,
                 5.125%, 7/01/24 (Pre-refunded 7/01/12)

        1,500   Scottsdale Industrial Development Authority, Arizona, Hospital        12/11 at 101.00   BBB+ (5)          1,653,240
                 Revenue Bonds, Scottsdale Healthcare, Series 2001,
                 5.800%, 12/01/31 (Pre-refunded 12/01/11)

        3,215   Tucson Industrial Development Authority, Arizona, Senior               7/10 at 101.00      A (5)          3,445,323
                 Living Facilities Revenue Bonds, Christian Care Project,
                 Series 2000A, 5.625%, 7/01/20 (Pre-refunded 7/01/10) -
                 RAAI Insured

          600   Tucson, Arizona, Junior Lien Street and Highway User Revenue           7/10 at 100.00     AA (5)            630,714
                 Bonds, Series 2000E, 5.000%, 7/01/18 (Pre-refunded 7/01/10) -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,350   Total U.S. Guaranteed                                                                                    19,909,435
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 14.0% (9.4% OF TOTAL INVESTMENTS)

        1,000   Arizona Power Authority, Special Obligation Power Resource               No Opt. Call         AA          1,104,030
                 Revenue Refunding Crossover Bonds, Hoover Project,
                 Series 2001, 5.250%, 10/01/15

          465   Pima County Industrial Development Authority, Arizona,                 1/09 at 100.00        Aaa            467,869
                 Lease Obligation Revenue Refunding Bonds, Tucson Electric
                 Power Company, Series 1988A, 7.250%, 7/15/10 - FSA Insured

        2,170   Puerto Rico Electric Power Authority, Power Revenue Bonds,             7/15 at 100.00         A3          2,082,723
                 Series 2005RR, 5.000%, 7/01/27 - XLCA Insured

          530   Salt River Project Agricultural Improvement and Power District,        1/13 at 100.00        Aa1            545,794
                 Arizona, Electric System Revenue Bonds, Series 2002B,
                 5.000%, 1/01/22

        2,000   Salt River Project Agricultural Improvement and Power District,        1/12 at 101.00        Aa1          2,032,660
                 Arizona, Electric System Revenue Refunding Bonds,
                 Series 2002A, 5.125%, 1/01/27

                Salt Verde Financial Corporation, Arizona, Senior Gas Revenue
                Drivers Trust 2267, Series 2007:
        1,505    11.446%, 12/01/29 (IF)                                                  No Opt. Call        Aa3          1,159,693
        1,095    11.011%, 12/01/37 (IF)                                                  No Opt. Call        Aa3            727,955

------------------------------------------------------------------------------------------------------------------------------------
        8,765   Total Utilities                                                                                           8,120,724
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 25.9% (17.4% OF TOTAL INVESTMENTS)

        1,005   Cottonwood, Arizona, Senior Lien Water System Revenue Bonds,           7/14 at 100.00        BBB            975,966
                 Municipal Property Corporation, Series 2004, 5.000%, 7/01/24 -
                 XLCA Insured

        3,500   Glendale, Arizona, Water and Sewer Revenue Bonds, Subordinate          7/13 at 100.00         AA          3,527,160
                 Lien, Series 2003, 5.000%, 7/01/28 - AMBAC Insured

          600   Oro Valley Municipal Property Corporation, Arizona, Senior Lien        7/13 at 100.00         AA            612,810
                 Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 MBIA Insured

        1,000   Phoenix Civic Improvement Corporation, Arizona, Junior Lien            7/14 at 100.00         AA          1,017,880
                 Wastewater System Revenue Bonds, Series 2004,
                 5.000%, 7/01/24 - MBIA Insured

        1,500   Phoenix Civic Improvement Corporation, Arizona, Junior Lien            7/12 at 100.00         AA          1,517,475
                 Water System Revenue Bonds, Series 2002, 5.000%, 7/01/26 -
                 FGIC Insured

        3,295   Phoenix Civic Improvement Corporation, Arizona, Junior Lien            7/15 at 100.00         AA          3,380,044
                 Water System Revenue Bonds, Series 2005, 5.000%, 7/01/23 -
                 MBIA Insured

        1,250   Phoenix Civic Improvement Corporation, Arizona, Junior Lien              No Opt. Call         AA          1,368,175
                 Water System Revenue Refunding Bonds, Series 2001,
                 5.500%, 7/01/21 - FGIC Insured


                                       23

NAZ
Nuveen Arizona Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS July 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,430   Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds,            7/18 at 100.00       BBB-       $  1,496,252
                 Senior Lien Series 2008A, 6.000%, 7/01/38

                Surprise Municipal Property Corporation, Arizona, Wastewater
                System Revenue Bonds, Series 2007:
          600    4.700%, 4/01/22                                                       4/14 at 100.00        N/R            545,328
          695    4.900%, 4/01/32                                                       4/17 at 100.00        N/R            602,683

------------------------------------------------------------------------------------------------------------------------------------
       14,875   Total Water and Sewer                                                                                    15,043,773
------------------------------------------------------------------------------------------------------------------------------------
$      87,587   Total Investments (cost $88,183,855) - 149.2%                                                            86,655,254
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                      1,441,316
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.6)% (6)                                                    (30,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 58,096,570
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of July 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors/Trustees.

               (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (6) Preferred Shares, at Liquidation Value as a percentage of total investments is (34.6)%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NFZ
Nuveen Arizona Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                                   July 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 8.2% (5.3% OF TOTAL INVESTMENTS)

$         280   Arizona Higher Education Loan Authority, Student Loan Revenue          9/08 at 100.00        AAA       $    143,226
                 Bonds, Series 2007B, Adjustable Rate, 2.460%, 11/01/41 (4)

        1,000   Puerto Rico Industrial, Tourist, Educational, Medical and              2/09 at 101.00       BBB-            949,990
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, Ana G. Mendez University System,
                 Series 1999, 5.375%, 2/01/29

          300   Puerto Rico Industrial, Tourist, Educational, Medical and              9/11 at 100.00        BBB            290,472
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, University of the Sacred Heart, Series
                 2001, 5.250%, 9/01/21

          305   Tucson Industrial Development Authority, Arizona, Charter School       9/14 at 100.00       BBB-            294,221
                 Revenue Bonds, Arizona Agribusiness and Equine Center
                 Charter School, Series 2004A, 6.125%, 9/01/34

------------------------------------------------------------------------------------------------------------------------------------
        1,885   Total Education and Civic Organizations                                                                   1,677,909
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 15.4% (10.0% OF TOTAL INVESTMENTS)

          565   Arizona Health Facilities Authority, Hospital Revenue Bonds,           1/17 at 100.00        AA-            565,362
                 Banner Health Systems, Series 2007A, 5.000%, 1/01/25

          200   Arizona Health Facilities Authority, Hospital Revenue Bonds,           1/18 at 100.00        AA-            192,062
                 Banner Health Systems, Series 2008A, 5.000%, 1/01/35

           10   California Health Facilities Financing Authority, Health Facility      3/13 at 100.00          A              9,590
                 Revenue Bonds, Adventist Health System/West, Series 2003A,
                 5.000%, 3/01/28

          250   Glendale Industrial Development Authority, Arizona, Revenue           12/15 at 100.00        BBB            212,035
                 Bonds, John C. Lincoln Health Network, Series 2005B,
                 5.000%, 12/01/37

          415   Glendale Industrial Development Authority, Arizona, Revenue           12/17 at 100.00        BBB            345,936
                 Bonds, John C. Lincoln Health Network, Series 2007,
                 5.000%, 12/01/42

          750   Maricopa County Industrial Development Authority, Arizona,             7/14 at 100.00          A            739,755
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2004A, 5.375%, 7/01/23

        1,025   Maricopa County Industrial Development Authority, Arizona,             7/17 at 100.00          A            956,274
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2007A, 5.250%, 7/01/32

          140   Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health           4/15 at 100.00       Baa1            139,814
                 Corporation, Series 2005, 5.000%, 4/01/16

------------------------------------------------------------------------------------------------------------------------------------
        3,355   Total Health Care                                                                                         3,160,828
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 6.5% (4.2% OF TOTAL INVESTMENTS)

        1,000   Maricopa County Industrial Development Authority, Arizona,             7/09 at 102.00         A2            898,720
                 Multifamily Housing Revenue Bonds, Whispering Palms
                 Apartments, Series 1999A, 5.900%, 7/01/29 - MBIA Insured

          275   Phoenix Industrial Development Authority, Arizona, GNMA                6/11 at 102.00        Aaa            266,780
                 Collateralized Multifamily Housing Revenue Bonds, Campaigne
                 Place on Jackson, Series 2001, 5.700%, 6/20/31 (Alternative
                 Minimum Tax)

          205   Phoenix Industrial Development Authority, Arizona, GNMA                4/15 at 100.00        Aaa            172,401
                 Collateralized Multifamily Housing Revenue Bonds, Park Lee
                 Apartments, Series 2004A, 5.050%, 10/20/44
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,480   Total Housing/Multifamily                                                                                 1,337,901
------------------------------------------------------------------------------------------------------------------------------------


                                       25

NFZ
Nuveen Arizona Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS July 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 16.9% (11.0% OF TOTAL INVESTMENTS)

$         635   The Industrial Development Authority of The City of Tucson, Arizona,   1/17 at 103.00        Aaa       $    624,256
                 Tax-Exempt Single Family Mortgage Revenue Bonds,
                 Series 2007A-1, 5.100%, 7/01/38

        1,985   Tucson and Pima County Industrial Development Authority,               7/16 at 103.00        Aaa          1,851,605
                 Arizona, Joint Single Family Mortgage Revenue Bonds,
                 Series 2006A1, 5.350%, 1/01/38 (Alternative Minimum Tax)

        1,085   Tucson and Pima County Industrial Development Authority,               6/17 at 101.00        Aaa          1,006,891
                 Arizona, Joint Single Family Mortgage Revenue Bonds,
                 Series 2007B, 5.350%, 6/01/47 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,705   Total Housing/Single Family                                                                               3,482,752
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 11.7% (7.6% OF TOTAL INVESTMENTS)

        1,000   Maricopa County Unified School District 11, Peoria, Arizona,           7/15 at 100.00        AA-          1,040,250
                 General Obligation Bonds, Second Series 2005,
                 5.000%, 7/01/20 - FGIC Insured

        1,340   Yuma & La Paz Counties Community College District, Arizona,            7/16 at 100.00         AA          1,371,155
                 General Obligation Bonds, Series 2006, 5.000%, 7/01/21 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,340   Total Tax Obligation/General                                                                              2,411,405
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 47.3% (30.8% OF TOTAL INVESTMENTS)

        1,220   Arizona Tourism and Sports Authority, Tax Revenue Bonds,               7/13 at 100.00         A2          1,206,824
                 Multipurpose Stadium Facility Project, Series 2003A,
                 5.000%, 7/01/31 - MBIA Insured

           94   Centerra Community Facilities District, Goodyear, Arizona,             7/15 at 100.00        N/R             82,397
                 General Obligation Bonds, Series 2005, 5.500%, 7/15/29

          209   Estrella Mountain Ranch Community Facilities District, Arizona,        1/17 at 100.00        N/R            188,643
                 Special Assessment Bonds, Montecito Assessment District,
                 Series 2007, 5.700%, 7/01/27

          164   Estrella Mountain Ranch Community Facilities District, Goodyear,       7/10 at 102.00        N/R            170,649
                 Arizona, Special Assessment Lien Bonds, Series 2001A,
                 7.875%, 7/01/25

        1,000   Greater Arizona Development Authority, Infrastructure Revenue          8/16 at 100.00         AA          1,020,480
                 Bonds, Series 2006-1, 5.000%, 8/01/22 - MBIA Insured

          275   Greater Arizona Development Authority, Infrastructure Revenue          8/16 at 100.00         AA            279,532
                 Bonds, Series 2006A, 5.000%, 8/01/23 - MBIA Insured

        1,180   Marana Municipal Property Corporation, Arizona, Revenue Bonds,         7/13 at 100.00         AA          1,205,193
                 Series 2003, 5.000%, 7/01/23 - AMBAC Insured

          415   Marana, Arizona, Tangerine Farms Road Improvement District             7/16 at 100.00       Baa1            362,075
                 Revenue Bonds, Series 2006, 4.600%, 1/01/26

          150   Marley Park Community Facilities District, City of Surprise,           7/17 at 100.00        N/R            138,545
                 Arizona, Limited Tax General Obligation Bonds, Series 2007,
                 6.100%, 7/15/32

          330   Palm Valley Community Facility District 3, Goodyear, Arizona,          7/16 at 100.00        N/R            277,408
                 General Obligation Bonds, Series 2006, 5.300%, 7/15/31

          225   Palm Valley Community Facility District 3, Goodyear, Arizona,          7/17 at 100.00        N/R            200,878
                 Limited Tax General Obligation Bonds, Series 2007,
                 5.800%, 7/15/32

          100   Parkway Community Facilities District 1, Prescott Valley,              7/16 at 100.00        N/R             84,132
                 Arizona, General Obligation Bonds, Series 2006,
                 5.350%, 7/15/31

          900   Phoenix Industrial Development Authority, Arizona, Government          3/12 at 100.00         AA            951,543
                 Bonds, Capitol Mall LLC II, Series 2001, 5.250%, 9/15/16 -
                 AMBAC Insured


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         680   Pinal County Industrial Development Authority, Arizona,                  No Opt. Call       BBB-       $    628,986
                 Correctional Facilities Contract Revenue Bonds, Florence
                 West Prison LLC, Series 2002A, 5.000%, 10/01/18 - ACA Insured

          600   San Luis Civic Improvement Corporation, Arizona, Municipal             7/15 at 100.00         A-            582,636
                 Facilities Excise Tax Revenue Bonds, Series 2005,
                 5.000%, 7/01/25 - XLCA Insured

          350   Tartesso West Community Facility District, Buckeye, Arizona,           7/17 at 100.00       N/R             316,621
                 Limited Tax General Obligation Bonds, Series 2007,
                 5.900%, 7/15/32

        1,000   Tempe, Arizona, Excise Tax Revenue Bonds, Series 2004,                 7/14 at 100.00        AAA          1,051,530
                 5.250%, 7/01/20 - AMBAC Insured

          500   Vistancia Community Facilities District, Arizona, Restricted           7/15 at 100.00       Baa1            487,510
                 General Obligation Bonds, Series 2005, 5.750%, 7/15/24

          355   Watson Road Community Facilities District, Arizona, Special            7/16 at 100.00        N/R            306,443
                 Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30

          225   Westpark Community Facilities District, Buckeye, Arizona,              7/16 at 100.00        N/R            188,987
                 General Obligation Tax Increment Bonds Series 2006,
                 5.250%, 7/15/31

------------------------------------------------------------------------------------------------------------------------------------
        9,972   Total Tax Obligation/Limited                                                                              9,731,012
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 8.6% (5.6% OF TOTAL INVESTMENTS) (5)

          365   Arizona Health Facilities Authority, Hospital Revenue Bonds,           7/10 at 101.00      A (5)            397,233
                 Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20
                 (Pre-refunded 7/01/10)

          240   Maricopa County Union High School District 210 Phoenix,                7/16 at 100.00     AA (5)            263,914
                 Arizona, General Obligation Bonds, Series 2006C,
                 5.000%, 7/01/24 (Pre-refunded 7/01/16) - MBIA Insured

        1,000   Scottsdale Industrial Development Authority, Arizona,                 12/11 at 101.00   BBB+ (5)          1,102,160
                 Hospital Revenue Bonds, Scottsdale Healthcare, Series 2001,
                 5.800%, 12/01/31 (Pre-refunded 12/01/11)

------------------------------------------------------------------------------------------------------------------------------------
        1,605   Total U.S. Guaranteed                                                                                     1,763,307
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 25.3% (16.4% OF TOTAL INVESTMENTS)

        1,500   Arizona Power Authority, Special Obligation Power Resource               No Opt. Call         AA          1,655,955
                 Revenue Refunding Crossover Bonds, Hoover Project,
                 Series 2001, 5.250%, 10/01/17

        1,000   Mesa, Arizona, Utility System Revenue Refunding Bonds,                   No Opt. Call        AA-          1,072,390
                 Series 2002, 5.250%, 7/01/17 - FGIC Insured

        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,             7/15 at 100.00         A3            961,050
                 Series 2005RR, 5.000%, 7/01/26 - XLCA Insured

          200   Salt River Project Agricultural Improvement and Power District,        1/13 at 100.00        Aa1            205,960
                 Arizona, Electric System Revenue Bonds, Series 2002B,
                 5.000%, 1/01/22

          235   Salt River Project Agricultural Improvement and Power District,        1/09 at 100.50        Aa1            237,768
                 Arizona, Electric System Revenue Refunding Bonds,
                 Series 1997A, 5.000%, 1/01/20

        1,000   Salt River Project Agricultural Improvement and Power District,        1/12 at 101.00        Aa1          1,057,580
                 Arizona, Electric System Revenue Refunding Bonds,
                 Series 2002A, 5.250%, 1/01/18

------------------------------------------------------------------------------------------------------------------------------------
        4,935   Total Utilities                                                                                           5,190,703
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 14.0% (9.1% OF TOTAL INVESTMENTS)

          225   Oro Valley Municipal Property Corporation, Arizona, Senior Lien        7/13 at 100.00         AA            229,804
                 Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 MBIA Insured

        1,500   Phoenix Civic Improvement Corporation, Arizona, Junior Lien            7/12 at 100.00         AA          1,517,475
                 Water System Revenue Bonds, Series 2002, 5.000%, 7/01/26 -
                 FGIC Insured

          520   Phoenix Civic Improvement Corporation, Arizona, Junior Lien            7/15 at 100.00         AA            533,421
                 Water System Revenue Bonds, Series 2005, 5.000%, 7/01/23 -
                 MBIA Insured

                Surprise Municipal Property Corporation, Arizona, Wastewater
                System Revenue Bonds, Series 2007:
          225    4.700%, 4/01/22                                                       4/14 at 100.00        N/R            204,498
          260    4.900%, 4/01/32                                                       4/17 at 100.00        N/R            225,464


                                       27

NFZ
Nuveen Arizona Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS July 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         175   Yuma County Industrial Development Authority, Arizona, Exempt         12/17 at 100.00        N/R       $    159,656
                 Revenue Bonds, Far West Water & Sewer Inc. Refunding,
                 Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,905   Total Water and Sewer                                                                                     2,870,318
------------------------------------------------------------------------------------------------------------------------------------
$      32,182   Total Investments (cost $32,639,433) - 153.9%                                                            31,626,135
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.5%                                                                        926,119
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (58.4)% (6)                                                    (12,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 20,552,254
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of July 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

               (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (6) Preferred Shares, at Liquidation Value as a percentage of total investments is (37.9)%.

               N/R  Not rated.

                                 See accompanying notes to financial statements.

NKR
Nuveen Arizona Dividend Advantage Municipal Fund 2
Portfolio of INVESTMENTS
                                                                   July 31, 2008

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 5.8% (3.8% OF TOTAL INVESTMENTS)

$       1,130   Arizona Higher Education Loan Authority, Student Loan Revenue          9/08 at 100.00        AAA       $    578,017
                 Bonds, Series 2007B, Adjustable Rate, 2.460%, 11/01/41 (4)

          460   Pima County Industrial Development Authority, Arizona, Charter        12/14 at 100.00       BBB-            454,535
                 School Revenue Bonds, Noah Webster Basic Schools Inc.,
                 Series 2004, 6.000%, 12/15/24

          320   Puerto Rico Industrial, Tourist, Educational, Medical and              2/09 at 101.00       BBB-            320,666
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, Ana G. Mendez University System,
                 Series 1999, 5.375%, 2/01/19

          480   Tucson Industrial Development Authority, Arizona, Charter School       9/14 at 100.00       BBB-            463,037
                 Revenue Bonds, Arizona Agribusiness and Equine Center
                 Charter School, Series 2004A, 6.125%, 9/01/34

                University of Arizona, Certificates of Participation, Series 2002A:
           65    5.500%, 6/01/18 - AMBAC Insured                                       6/12 at 100.00         AA             68,512
           40    5.125%, 6/01/22 - AMBAC Insured                                       6/12 at 100.00        AAA             40,742

------------------------------------------------------------------------------------------------------------------------------------
        2,495   Total Education and Civic Organizations                                                                   1,925,509
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 21.7% (14.4% OF TOTAL INVESTMENTS)

          845   Arizona Health Facilities Authority, Hospital Revenue Bonds,           1/17 at 100.00        AA-            845,541
                 Banner Health Systems, Series 2007A, 5.000%, 1/01/25

          320   Arizona Health Facilities Authority, Hospital Revenue Bonds,           1/18 at 100.00        AA-            307,299
                 Banner Health Systems, Series 2008A, 5.000%, 1/01/35

          600   Arizona Health Facilities Authority, Revenue Bonds, Blood              4/14 at 100.00         A-            590,076
                 Systems Inc., Series 2004, 5.000%, 4/01/20

          400   Glendale Industrial Development Authority, Arizona, Revenue           12/15 at 100.00        BBB            339,256
                 Bonds, John C. Lincoln Health Network, Series 2005B,
                 5.000%, 12/01/37

          655   Glendale Industrial Development Authority, Arizona, Revenue           12/17 at 100.00        BBB            545,995
                 Bonds, John C. Lincoln Health Network, Series 2007,
                 5.000%, 12/01/42

        1,375   Maricopa County Industrial Development Authority, Arizona,             7/14 at 100.00          A          1,356,218
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2004A, 5.375%, 7/01/23

        1,650   Maricopa County Industrial Development Authority, Arizona,             7/17 at 100.00          A          1,539,367
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2007A, 5.250%, 7/01/32

          500   Maricopa County Industrial Development Authority, Arizona,            11/08 at 101.00         AA            496,260
                 Hospital Revenue Bonds, Mayo Clinic Hospital, Series 1998,
                 5.250%, 11/15/37

          225   Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health           4/15 at 100.00       Baa1            224,701
                 Corporation, Series 2005, 5.000%, 4/01/16

        1,000   Yavapai County Industrial Development Authority, Arizona,              8/13 at 100.00       Baa2            998,710
                 Hospital Revenue Bonds, Yavapai Regional Medical Center,
                 Series 2003A, 6.000%, 8/01/33

------------------------------------------------------------------------------------------------------------------------------------
        7,570   Total Health Care                                                                                         7,243,423
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 8.3% (5.5% OF TOTAL INVESTMENTS)

        1,000   Maricopa County Industrial Development Authority, Arizona,            10/11 at 105.00        AAA          1,022,660
                 GNMA Collateralized Multifamily Housing Revenue Refunding
                 Bonds, Pine Ridge, Cambridge Court, Cove on 44th and
                 Fountain Place Apartments, Series 2001A-1, 6.000%, 10/20/31

          325   Phoenix Industrial Development Authority, Arizona, GNMA                4/15 at 100.00        Aaa            273,319
                 Collateralized Multifamily Housing Revenue Bonds, Park Lee
                 Apartments, Series 2004A, 5.050%, 10/20/44
                 (Alternative Minimum Tax)


                                       29

NKR
Nuveen Arizona Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS July 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$       1,425   Phoenix Industrial Development Authority, Arizona, GNMA                7/12 at 105.00        AAA       $  1,478,138
                 Collateralized Multifamily Housing Revenue Bonds, Summit
                 Apartments, Series 2002, 6.450%, 7/20/32

------------------------------------------------------------------------------------------------------------------------------------
        2,750   Total Housing/Multifamily                                                                                 2,774,117
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 7.9% (5.2% OF TOTAL INVESTMENTS)

          995   The Industrial Development Authority of The City of Tucson,            1/17 at 103.00        Aaa            978,165
                 Arizona, Tax-Exempt Single Family Mortgage Revenue Bonds,
                 Series 2007A-1, 5.100%, 7/01/38

        1,775   Tucson and Pima County Industrial Development Authority,               6/17 at 101.00        Aaa          1,647,217
                 Arizona, Joint Single Family Mortgage Revenue Bonds,
                 Series 2007B, 5.350%, 6/01/47 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,770   Total Housing/Single Family                                                                               2,625,382
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 20.1% (13.3% OF TOTAL INVESTMENTS)

        1,000   Maricopa County School District 6, Arizona, General Obligation           No Opt. Call        AAA          1,111,830
                 Refunding Bonds, Washington Elementary School,
                 Series 2002A, 5.375%, 7/01/16 - FSA Insured

        1,165   Maricopa County Unified School District 69, Paradise Valley,             No Opt. Call        Aa3          1,263,349
                 Arizona, General Obligation Refunding Bonds, Series 2002A,
                 5.250%, 7/01/14 - FGIC Insured

        1,405   Mesa, Arizona, General Obligation Bonds, Series 2002,                    No Opt. Call         AA          1,530,860
                 5.375%, 7/01/15 - FGIC Insured

                Phoenix, Arizona, Various Purpose General Obligation Bonds,
                Series 2002B:
        1,700    5.000%, 7/01/22                                                       7/12 at 100.00        AAA          1,755,215
          500    5.000%, 7/01/27                                                       7/12 at 100.00        AAA            508,865

          510   Scottsdale, Arizona, General Obligation Bonds, Series 2002,            7/11 at 100.00        AAA            521,383
                 5.000%, 7/01/24

------------------------------------------------------------------------------------------------------------------------------------
        6,280   Total Tax Obligation/General                                                                              6,691,502
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 46.1% (30.5% OF TOTAL INVESTMENTS)

                Arizona State, Certificates of Participation, Series 2002A:
          750    5.000%, 11/01/17 - MBIA Insured                                       5/12 at 100.00         AA            771,278
        1,000    5.000%, 11/01/18 - MBIA Insured                                       5/12 at 100.00         AA          1,023,770
          500    5.000%, 11/01/20 - MBIA Insured                                       5/12 at 100.00         AA            506,815

          131   Centerra Community Facilities District, Goodyear, Arizona,             7/15 at 100.00        N/R            114,829
                 General Obligation Bonds, Series 2005, 5.500%, 7/15/29

          345   Estrella Mountain Ranch Community Facilities District, Arizona,        1/17 at 100.00        N/R            304,307
                 Special Assessment Bonds, Montecito Assessment District,
                 Series 2007, 5.800%, 7/01/32

          259   Estrella Mountain Ranch Community Facilities District, Goodyear,       7/10 at 102.00        N/R            269,500
                 Arizona, Special Assessment Lien Bonds, Series 2001A,
                 7.875%, 7/01/25

          670   Goodyear Community Facilities Utility District 1, Arizona, General     7/13 at 100.00         A3            595,811
                 Obligation Bonds, Series 2003, 5.350%, 7/15/28 - ACA Insured

          650   Marana, Arizona, Tangerine Farms Road Improvement District             7/16 at 100.00       Baa1            567,106
                 Revenue Bonds, Series 2006, 4.600%, 1/01/26

                Maricopa County Stadium District, Arizona, Revenue Refunding
                Bonds, Series 2002:
          840    5.375%, 6/01/18 - AMBAC Insured                                       6/12 at 100.00        Aa3            883,823
        2,645    5.375%, 6/01/19 - AMBAC Insured                                       6/12 at 100.00        Aa3          2,782,989

          240   Marley Park Community Facilities District, City of Surprise,           7/17 at 100.00        N/R            221,671
                 Arizona, Limited Tax General Obligation Bonds, Series 2007,
                 6.100%, 7/15/32

          530   Palm Valley Community Facility District 3, Goodyear, Arizona,          7/16 at 100.00        N/R            445,534
                 General Obligation Bonds, Series 2006, 5.300%, 7/15/31

          350   Palm Valley Community Facility District 3, Goodyear, Arizona,          7/17 at 100.00        N/R            312,477
                 Limited Tax General Obligation Bonds, Series 2007,
                 5.800%, 7/15/32

          140   Parkway Community Facilities District 1, Prescott Valley, Arizona,     7/16 at 100.00        N/R            117,785
                 General Obligation Bonds, Series 2006, 5.350%, 7/15/31

        1,500   Phoenix Industrial Development Authority, Arizona, Government          3/12 at 100.00         AA          1,585,904
                 Bonds, Capitol Mall LLC II, Series 2001, 5.250%, 9/15/16 -
                 AMBAC Insured


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,070   Pinal County Industrial Development Authority, Arizona,                  No Opt. Call       BBB-       $    989,729
                 Correctional Facilities Contract Revenue Bonds, Florence
                 West Prison LLC, Series 2002A, 5.000%, 10/01/18 -
                 ACA Insured

          270   Puerto Rico Public Buildings Authority, Guaranteed Government          7/12 at 100.00       BBB-            264,381
                 Facilities Revenue Refunding Bonds, Series 2002D,
                 5.125%, 7/01/24

          960   San Luis Civic Improvement Corporation, Arizona, Municipal             7/15 at 100.00         A-            932,218
                 Facilities Excise Tax Revenue Bonds, Series 2005,
                 5.000%, 7/01/25 - XLCA Insured

          555   Tartesso West Community Facility District, Buckeye, Arizona,           7/17 at 100.00        N/R            502,070
                 Limited Tax General Obligation Bonds, Series 2007,
                 5.900%, 7/15/32

          750   Vistancia Community Facilities District, Arizona, Restricted           7/15 at 100.00       Baa1            731,265
                 General Obligation Bonds, Series 2005, 5.750%, 7/15/24

          560   Watson Road Community Facilities District, Arizona, Special            7/16 at 100.00        N/R            483,403
                 Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30

          350   Westpark Community Facilities District, Buckeye, Arizona,              7/16 at 100.00        N/R            293,979
                 General Obligation Tax Increment Bonds Series 2006,
                 5.250%, 7/15/31

          640   Yuma Municipal Property Corporation, Arizona, Municipal                7/10 at 100.00         AA            645,261
                 Facilities Tax Revenue Bonds, Series 2001, 5.000%, 7/01/21 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,705   Total Tax Obligation/Limited                                                                             15,345,905
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 4.2% (2.8% OF TOTAL INVESTMENTS)

          470   Phoenix Civic Improvement Corporation, Arizona, Senior Lien            1/09 at 101.00        AAA            473,393
                 Airport Revenue Bonds, Series 1998A, 5.000%, 7/01/25 -
                 FSA Insured

        1,000   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien           7/12 at 100.00        AA-            939,460
                 Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/27 -
                 FGIC Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,470   Total Transportation                                                                                      1,412,853
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 20.3% (13.4% OF TOTAL INVESTMENTS) (5)

          400   Arizona Health Facilities Authority, Hospital Revenue Bonds,           7/10 at 101.00      A (5)            435,324
                 Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20
                 (Pre-refunded 7/01/10)

          735   Arizona Health Facilities Authority, Hospital System Revenue           2/12 at 101.00   Baa3 (5)            819,268
                 Bonds, Phoenix Children's Hospital, Series 2002A,
                 6.250%, 2/15/21 (Pre-refunded 2/15/12)

          715   Arizona State University, System Revenue Bonds, Series 2002,           7/12 at 100.00     AA (5)            790,054
                 5.750%, 7/01/27 (Pre-refunded 7/01/12) - FGIC Insured

          100   Maricopa County Unified School District 89, Dysart, Arizona,           7/14 at 100.00        AAA            110,485
                 General Obligation Bonds, Series 2004B, 5.250%, 7/01/20
                 (Pre-refunded 7/01/14) - FSA Insured

          375   Maricopa County Union High School District 210 Phoenix,                7/16 at 100.00     AA (5)            412,365
                 Arizona, General Obligation Bonds, Series 2006C,
                 5.000%, 7/01/24 (Pre-refunded 7/01/16) - MBIA Insured

          730   Puerto Rico Public Buildings Authority, Guaranteed Government          7/12 at 100.00   Baa3 (5)            779,523
                 Facilities Revenue Refunding Bonds, Series 2002D,
                 5.125%, 7/01/24 (Pre-refunded 7/01/12)

        1,000   Scottsdale Industrial Development Authority, Arizona, Hospital        12/11 at 101.00   BBB+ (5)          1,102,160
                 Revenue Bonds, Scottsdale Healthcare, Series 2001,
                 5.800%, 12/01/31 (Pre-refunded 12/01/11)

          990   Scottsdale, Arizona, General Obligation Bonds, Series 2002,            7/11 at 100.00        AAA          1,054,726
                 5.000%, 7/01/24 (Pre-refunded 7/01/11)

                University of Arizona, Certificates of Participation, Series 2002A:
          685    5.500%, 6/01/18 (Pre-refunded 6/01/12) - AMBAC Insured                6/12 at 100.00     AA (5)            746,342
          460    5.125%, 6/01/22 (Pre-refunded 6/01/12) - AMBAC Insured                6/12 at 100.00    Aa3 (5)            494,992

------------------------------------------------------------------------------------------------------------------------------------
        6,190   Total U.S. Guaranteed                                                                                     6,745,239
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 2.5% (1.7% OF TOTAL INVESTMENTS)

        1,000   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue            No Opt. Call        AA-            835,130
                 Bonds, Series 2007, 5.000%, 12/01/37
------------------------------------------------------------------------------------------------------------------------------------


                                       31

NKR
Nuveen Arizona Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS July 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 14.2% (9.4% OF TOTAL INVESTMENTS)

$         500   Maricopa County Industrial Development Authority, Arizona,            12/08 at 101.00         AA       $    491,740
                 Water System Improvement Revenue Bonds, Chaparral City
                 Water Company, Series 1997A, 5.400%, 12/01/22 -
                 AMBAC Insured (Alternative Minimum Tax)

          360   Oro Valley Municipal Property Corporation, Arizona, Senior Lien        7/13 at 100.00         AA            367,686
                 Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 MBIA Insured

          765   Phoenix Civic Improvement Corporation, Arizona, Junior Lien            7/15 at 100.00         AA            784,745
                 Water System Revenue Bonds, Series 2005, 5.000%, 7/01/23 -
                 MBIA Insured

        1,000   Phoenix Civic Improvement Corporation, Arizona, Junior Lien              No Opt. Call         AA          1,092,790
                 Water System Revenue Refunding Bonds, Series 2001,
                 5.500%, 7/01/22 - FGIC Insured

                Surprise Municipal Property Corporation, Arizona, Wastewater
                System Revenue Bonds, Series 2007:
          350    4.700%, 4/01/22                                                       4/14 at 100.00        N/R            318,108
          410    4.900%, 4/01/32                                                       4/17 at 100.00        N/R            355,540

        1,000   Tucson, Arizona, Water System Revenue Refunding Bonds,                 7/12 at 102.00        AA-          1,083,620
                 Series 2002, 5.500%, 7/01/18 - FGIC Insured

          275   Yuma County Industrial Development Authority, Arizona,                12/17 at 100.00        N/R            250,888
                 Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding,
                 Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,660   Total Water and Sewer                                                                                     4,745,117
------------------------------------------------------------------------------------------------------------------------------------
$      50,890   Total Investments (cost $51,262,043) - 151.1%                                                            50,344,177
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.4%                                                                      1,467,275
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.5)% (6)                                                    (18,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 33,311,452
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of July 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

               (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (6) Preferred Shares, at Liquidation Value as a percentage of total investments is (36.7)%.

               N/R  Not rated.

                                 See accompanying notes to financial statements.

NXE
Nuveen Arizona Dividend Advantage Municipal Fund 3
Portfolio of INVESTMENTS
                                                                   July 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.2% (0.8% OF TOTAL INVESTMENTS)

$         535   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00        BBB       $    494,035
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 14.8% (9.8% OF TOTAL INVESTMENTS)

          690   Arizona Higher Education Loan Authority, Student Loan Revenue          9/08 at 100.00        AAA            352,949
                 Bonds, Series 2007B, Adjustable Rate, 2.460%, 11/01/41 (4)

        1,250   Arizona State University, System Revenue Bonds, Series 2005,           7/15 at 100.00         AA          1,289,750
                 5.000%, 7/01/20 - AMBAC Insured

        1,130   Energy Management Services LLC, Arizona State University, Energy       7/12 at 100.00         AA          1,183,833
                 Conservation Revenue Bonds, Main Campus Project, Series 2002,
                 5.250%, 7/01/18 - MBIA Insured

          540   Pima County Industrial Development Authority, Arizona, Charter        12/14 at 100.00       BBB-            533,585
                 School Revenue Bonds, Noah Webster Basic Schools Inc.,
                 Series 2004, 6.000%, 12/15/24

          565   Tucson Industrial Development Authority, Arizona, Charter              9/14 at 100.00       BBB-            545,033
                 School Revenue Bonds, Arizona Agribusiness and Equine Center
                 Charter School, Series 2004A, 6.125%, 9/01/34

        2,000   University of Arizona, Certificates of Participation, Series 2002B,    6/12 at 100.00         AA          2,046,620
                 5.125%, 6/01/20 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,175   Total Education and Civic Organizations                                                                   5,951,770
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 27.3% (18.1% OF TOTAL INVESTMENTS)

        1,015   Arizona Health Facilities Authority, Hospital Revenue Bonds,           1/17 at 100.00        AA-          1,015,650
                 Banner Health Systems, Series 2007A, 5.000%, 1/01/25

        1,390   Arizona Health Facilities Authority, Hospital Revenue Bonds,           1/18 at 100.00        AA-          1,334,831
                 Banner Health Systems, Series 2008A, 5.000%, 1/01/35

          625   Arizona Health Facilities Authority, Revenue Bonds, Blood              4/14 at 100.00         A-            614,663
                 Systems Inc., Series 2004, 5.000%, 4/01/20

          475   Glendale Industrial Development Authority, Arizona, Revenue           12/15 at 100.00        BBB            402,867
                 Bonds, John C. Lincoln Health Network, Series 2005B,
                 5.000%, 12/01/37

          785   Glendale Industrial Development Authority, Arizona, Revenue           12/17 at 100.00        BBB            654,360
                 Bonds, John C. Lincoln Health Network, Series 2007,
                 5.000%, 12/01/42

        1,825   Maricopa County Industrial Development Authority, Arizona,             7/14 at 100.00          A          1,800,071
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2004A, 5.375%, 7/01/23

        1,985   Maricopa County Industrial Development Authority, Arizona,             7/17 at 100.00          A          1,851,906
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2007A, 5.250%, 7/01/32

        2,000   Maricopa County Industrial Development Authority, Arizona,            11/08 at 101.00         AA          1,985,040
                 Hospital Revenue Bonds, Mayo Clinic Hospital, Series 1998,
                 5.250%, 11/15/37

          270   Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health           4/15 at 100.00       Baa1            269,641
                 Corporation, Series 2005, 5.000%, 4/01/16

        1,000   Yavapai County Industrial Development Authority, Arizona,              8/13 at 100.00       Baa2            998,710
                 Hospital Revenue Bonds, Yavapai Regional Medical Center,
                 Series 2003A, 6.000%, 8/01/33

------------------------------------------------------------------------------------------------------------------------------------
       11,370   Total Health Care                                                                                        10,927,739
------------------------------------------------------------------------------------------------------------------------------------


                                       33

NXE
Nuveen Arizona Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS July 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.7% (3.1% OF TOTAL INVESTMENTS)

$       1,545   Phoenix Industrial Development Authority, Arizona, GNMA                6/11 at 102.00        Aaa       $  1,557,885
                 Collateralized Multifamily Housing Revenue Bonds, Campaigne
                 Place on Jackson, Series 2001, 5.600%, 6/20/21 (Alternative
                 Minimum Tax)

          380   Phoenix Industrial Development Authority, Arizona, GNMA                4/15 at 100.00        Aaa            319,572
                 Collateralized Multifamily Housing Revenue Bonds, Park
                 Lee Apartments, Series 2004A, 5.050%, 10/20/44
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,925   Total Housing/Multifamily                                                                                 1,877,457
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 7.8% (5.2% OF TOTAL INVESTMENTS)

        1,170   The Industrial Development Authority of The City of Tucson,            1/17 at 103.00        Aaa          1,150,204
                 Arizona, Tax-Exempt Single Family Mortgage Revenue Bonds,
                 Series 2007A-1, 5.100%, 7/01/38

        2,130   Tucson and Pima County Industrial Development Authority,               6/17 at 101.00        Aaa          1,976,661
                 Arizona, Joint Single Family Mortgage Revenue Bonds,
                 Series 2007B, 5.350%, 6/01/47 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,300   Total Housing/Single Family                                                                               3,126,865
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 33.2% (22.0% OF TOTAL INVESTMENTS)

          150   Centerra Community Facilities District, Goodyear, Arizona,             7/15 at 100.00        N/R            131,484
                 General Obligation Bonds, Series 2005, 5.500%, 7/15/29

        2,250   DC Ranch Community Facilities District, Scottsdale, Arizona,           7/13 at 100.00        Aa3          2,193,458
                 General Obligation Bonds, Series 2002, 5.000%, 7/15/27 -
                 AMBAC Insured

                Estrella Mountain Ranch Community Facilities District, Arizona,
                Special Assessment Bonds, Montecito Assessment District, Series 2007:
          254    5.700%, 7/01/27                                                       1/17 at 100.00        N/R            229,260
          155    5.800%, 7/01/32                                                       1/17 at 100.00        N/R            136,718

          303   Estrella Mountain Ranch Community Facilities District,                 7/10 at 102.00        N/R            315,284
                 Goodyear, Arizona, Special Assessment Lien Bonds,
                 Series 2001A, 7.875%, 7/01/25

          800   Goodyear Community Facilities Utility District 1, Arizona,             7/13 at 100.00         A3            711,416
                 General Obligation Bonds, Series 2003, 5.350%, 7/15/28 -
                 ACA Insured

          525   Greater Arizona Development Authority, Infrastructure Revenue          8/16 at 100.00         AA            533,652
                 Bonds, Series 2006A, 5.000%, 8/01/23 - MBIA Insured

          785   Marana, Arizona, Tangerine Farms Road Improvement District             7/16 at 100.00       Baa1            684,889
                 Revenue Bonds, Series 2006, 4.600%, 1/01/26

          290   Marley Park Community Facilities District, City of Surprise,           7/17 at 100.00        N/R            267,853
                 Arizona, Limited Tax General Obligation Bonds, Series 2007,
                 6.100%, 7/15/32

        2,000   Mohave County, Arizona, Certificates of Participation,                 7/14 at 100.00         AA          2,052,520
                 Series 2004, 5.250%, 7/01/19 - AMBAC Insured

          640   Palm Valley Community Facility District 3, Goodyear, Arizona,          7/16 at 100.00        N/R            538,003
                 General Obligation Bonds, Series 2006, 5.300%, 7/15/31

          425   Palm Valley Community Facility District 3, Goodyear, Arizona,          7/17 at 100.00        N/R            379,436
                 Limited Tax General Obligation Bonds, Series 2007,
                 5.800%, 7/15/32

          160   Parkway Community Facilities District 1, Prescott Valley,              7/16 at 100.00        N/R            134,611
                 Arizona, General Obligation Bonds, Series 2006,
                 5.350%, 7/15/31

        1,250   Pinal County Industrial Development Authority, Arizona,                  No Opt. Call       BBB-          1,156,225
                 Correctional Facilities Contract Revenue Bonds, Florence
                 West Prison LLC, Series 2002A, 5.000%, 10/01/18 -
                 ACA Insured

        1,130   San Luis Civic Improvement Corporation, Arizona, Municipal             7/15 at 100.00         A-          1,097,298
                 Facilities Excise Tax Revenue Bonds, Series 2005,
                 5.000%, 7/01/25 - XLCA Insured

          665   Tartesso West Community Facility District, Buckeye, Arizona,           7/17 at 100.00        N/R            601,579
                 Limited Tax General Obligation Bonds, Series 2007,
                 5.900%, 7/15/32

        1,250   Vistancia Community Facilities District, Arizona, Restricted           7/15 at 100.00       Baa1          1,218,775
                 General Obligation Bonds, Series 2005, 5.750%, 7/15/24

          665   Watson Road Community Facilities District, Arizona, Special            7/16 at 100.00        N/R            574,041
                 Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         425   Westpark Community Facilities District, Buckeye, Arizona,              7/16 at 100.00        N/R       $    356,975
                 General Obligation Tax Increment Bonds Series 2006,
                 5.250%, 7/15/31

------------------------------------------------------------------------------------------------------------------------------------
       14,122   Total Tax Obligation/Limited                                                                             13,313,477
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 13.9% (9.2% OF TOTAL INVESTMENTS)

                Phoenix, Arizona, Civic Improvement Corporation, Senior Lien
                Airport Revenue Bonds, Series 2002B:
        1,000    5.750%, 7/01/16 - FGIC Insured (Alternative Minimum Tax)              7/12 at 100.00        AA-          1,019,390
        2,300    5.250%, 7/01/21 - FGIC Insured (Alternative Minimum Tax)              7/12 at 100.00        AA-          2,215,314

        2,450   Tucson Airport Authority Inc., Arizona, Revenue Refunding              6/11 at 100.00         AA          2,346,145
                 Bonds, Series 2001B, 5.000%, 6/01/20 - AMBAC Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        5,750   Total Transportation                                                                                      5,580,849
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 24.1% (16.0% OF TOTAL INVESTMENTS) (5)

          300   Arizona Health Facilities Authority, Hospital Revenue Bonds,           7/10 at 101.00      A (5)            326,493
                 Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20
                 (Pre-refunded 7/01/10)

        1,000   Arizona Health Facilities Authority, Hospital System Revenue          12/10 at 102.00    BBB (5)          1,116,010
                 Bonds, John C. Lincoln Health Network, Series 2000,
                 6.875%, 12/01/20 (Pre-refunded 12/01/10)

                Arizona Health Facilities Authority, Hospital System Revenue
                Bonds, Phoenix Children's Hospital, Series 1999A:
          350    6.125%, 11/15/22 (Pre-refunded 11/15/09)                             11/09 at 100.00   Baa3 (5)            367,952
          520    6.250%, 11/15/29 (Pre-refunded 11/15/09)                             11/09 at 100.00   Baa3 (5)            547,492

          660   Chandler, Arizona, General Obligation Bonds, Series 2002,              7/12 at 100.00        AAA            711,335
                 5.000%, 7/01/18 (Pre-refunded 7/01/12)

        1,575   Maricopa County Union High School District 210, Phoenix,               7/14 at 100.00        AAA          1,719,128
                 Arizona, General Obligation Bonds, Series 2004A,
                 5.000%, 7/01/20 (Pre-refunded 7/01/14) - FSA Insured

        1,250   Scottsdale Industrial Development Authority, Arizona,                 12/11 at 101.00   BBB+ (5)          1,377,700
                 Hospital Revenue Bonds, Scottsdale Healthcare, Series 2001,
                 5.800%, 12/01/31 (Pre-refunded 12/01/11)

        2,770   Tempe, Arizona, Excise Tax Revenue Refunding Bonds,                    7/13 at 100.00        AAA          3,008,881
                 Series 2003, 5.000%, 7/01/22 (Pre-refunded 7/01/13)

          440   Tucson, Arizona, General Obligation Bonds, Series 2001B,               7/11 at 100.00     AA (5)            468,640
                 5.000%, 7/01/20 (Pre-refunded 7/01/11)

------------------------------------------------------------------------------------------------------------------------------------
        8,865   Total U.S. Guaranteed                                                                                     9,643,631
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 9.9% (6.6% OF TOTAL INVESTMENTS)

        1,250   Maricopa County Pollution Control Corporation, Arizona,               11/12 at 100.00         AA          1,119,288
                 Revenue Bonds, Arizona Public Service Company - Palo Verde
                 Project, Series 2002A, 5.050%, 5/01/29 - AMBAC Insured

        1,660   Puerto Rico Electric Power Authority, Power Revenue Bonds,             7/15 at 100.00         A3          1,595,343
                 Series 2005RR, 5.000%, 7/01/26 - XLCA Insured

          270   Salt River Project Agricultural Improvement and Power                  1/13 at 100.00        Aa1            278,046
                 District, Arizona, Electric System Revenue Bonds, Series 2002B,
                 5.000%, 1/01/22

        1,165   Salt Verde Financial Corporation, Arizona, Senior Gas                    No Opt. Call        AA-            972,926
                 Revenue Bonds, Series 2007, 5.000%, 12/01/37

------------------------------------------------------------------------------------------------------------------------------------
        4,345   Total Utilities                                                                                           3,965,603
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 13.9% (9.2% OF TOTAL INVESTMENTS)

          405   Oro Valley Municipal Property Corporation, Arizona, Senior Lien        7/13 at 100.00         AA            413,647
                 Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 MBIA Insured

        1,000   Phoenix Civic Improvement Corporation, Arizona, Junior Lien            7/11 at 100.00        AA-          1,018,920
                 Wastewater System Revenue Refunding Bonds, Series 2001,
                 5.125%, 7/01/21 - FGIC Insured

        2,000   Phoenix Civic Improvement Corporation, Arizona, Junior Lien            7/12 at 100.00         AA          2,074,340
                 Water System Revenue Bonds, Series 2002, 5.000%, 7/01/18 -
                 FGIC Insured

          920   Phoenix Civic Improvement Corporation, Arizona, Junior Lien            7/15 at 100.00         AA            943,745
                 Water System Revenue Bonds, Series 2005, 5.000%, 7/01/23 -
                 MBIA Insured


                                       35

NXE
Nuveen Arizona Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS July 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                Surprise Municipal Property Corporation, Arizona, Wastewater
                System Revenue Bonds, Series 2007:
$         425    4.700%, 4/01/22                                                       4/14 at 100.00        N/R       $    386,274
          490    4.900%, 4/01/32                                                       4/17 at 100.00        N/R            424,913

          330   Yuma County Industrial Development Authority, Arizona, Exempt         12/17 at 100.00        N/R            301,066
                 Revenue Bonds, Far West Water & Sewer Inc. Refunding,
                 Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        5,570   Total Water and Sewer                                                                                     5,562,905
------------------------------------------------------------------------------------------------------------------------------------
$      61,957   Total Investments (cost $62,482,549) - 150.8%                                                            60,444,331
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.1%                                                                      1,636,239
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.9)% (6)                                                    (22,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 40,080,570
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of July 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

               (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (6) Preferred Shares, at Liquidation Value as a percentage of total investments is (36.4)%.

               N/R  Not rated.

                                 See accompanying notes to financial statements.

NTX
Nuveen Texas Quality Income Municipal Fund
Portfolio of INVESTMENTS
                                                                   July 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.8% (1.2% OF TOTAL INVESTMENTS)

$       2,515   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00        BBB       $  2,322,426
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 15.6% (10.5% OF TOTAL INVESTMENTS)

        1,000   Central Texas Higher Education Authority Inc., Texas, Student          9/09 at 100.00         A2            544,376
                 Loan Revenue Bonds, Auction Rate Coupon, 3.735%, 12/01/37
                 (Alternative Minimum Tax) (4)

                Red River Education Finance Corporation, Texas, Revenue Bonds,
                Hockaday School, Series 2005:
        1,170    5.000%, 5/15/27                                                       5/15 at 100.00         AA          1,176,599
        1,230    5.000%, 5/15/28                                                       5/15 at 100.00         AA          1,234,822
        1,290    5.000%, 5/15/29                                                       5/15 at 100.00         AA          1,292,116

                Texas Public Finance Authority, Revenue Bonds, Texas Southern
                University Financing System, Series 2003:
        1,710    5.000%, 5/01/18 - FGIC Insured                                        5/13 at 100.00        Ba3          1,688,334
        1,795    5.000%, 5/01/19 - FGIC Insured                                        5/13 at 100.00        Ba3          1,750,287
        1,885    5.000%, 5/01/20 - FGIC Insured                                        5/13 at 100.00        Ba3          1,817,178

        1,665   Texas State University System, Financing Revenue Bonds,                9/14 at 100.00        AAA          1,700,098
                 Series 2004, 5.000%, 3/15/24 - FSA Insured

        2,000   Texas State University System, Financing Revenue Refunding             3/12 at 100.00        AAA          2,056,680
                 Bonds, Series 2002, 5.000%, 3/15/20 - FSA Insured

        2,330   Universal City Education Facilities Corporation, Texas,                3/11 at 102.00         A-          2,371,497
                 Revenue Bonds, Wayland Baptist University Project,
                 Series 2001, 5.625%, 3/01/26

        5,000   University of North Texas, Financing System Revenue Bonds,             4/12 at 100.00        AAA          5,075,600
                 Series 2001, 5.000%, 4/15/24 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       21,075   Total Education and Civic Organizations                                                                  20,707,587
------------------------------------------------------------------------------------------------------------------------------------


                ENERGY - 2.0% (1.3% OF TOTAL INVESTMENTS)

        3,000   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal            10/08 at 102.00        BBB          2,650,410
                 Revenue Bonds, Valero Energy Corporation Project,
                 Series 1998, 5.600%, 4/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 15.6% (10.4% OF TOTAL INVESTMENTS)

        3,500   Abilene Health Facilities Development Corporation, Texas,              9/08 at 100.00         AA          3,501,925
                 Hospital Revenue Refunding and Improvement Bonds, Hendrick
                 Medical Center Project, Series 1995C, 6.150%, 9/01/25 -
                 MBIA Insured

                Brazoria County Health Facilities Development Corporation,
                Texas, Revenue Bonds, Brazosport Memorial Hospital, Series 2004:
        1,745    5.250%, 7/01/20 - RAAI Insured                                        7/14 at 100.00          A          1,717,621
        1,835    5.250%, 7/01/21 - RAAI Insured                                        7/14 at 100.00          A          1,794,538

        4,140   Midland County Hospital District, Texas, Hospital Revenue                No Opt. Call        BBB          3,556,840
                 Bonds, Series 1992, 0.000%, 6/01/11

        2,000   North Central Texas Health Facilities Development Corporation,         5/11 at 100.00        Aa2          1,978,420
                 Hospital Revenue Bonds, Baylor Healthcare System,
                 Series 2001A, 5.125%, 5/15/29

        2,000   Richardson Hospital Authority, Texas, Revenue Bonds,                  12/13 at 100.00       Baa2          1,962,800
                 Richardson Regional Medical Center, Series 2004,
                 5.875%, 12/01/24

        2,500   Tarrant County Cultural & Educational Facilities Financing            11/17 at 100.00        AA-          2,344,400
                 Corporation, Texas, Revenue Bonds, Tarrant County Health
                 Resources, Series 2007B, 5.000%, 11/15/42


                                       37

NTX
Nuveen Texas Quality Income Municipal Fund (continued)
Portfolio of INVESTMENTS July 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       2,000   Tom Green County Health Facilities Development Corporation,            5/11 at 101.00       Baa3       $  2,071,360
                 Texas, Hospital Revenue Bonds, Shannon Health System
                 Project, Series 2001, 6.750%, 5/15/21

        2,000   Tyler Health Facilities Development Corporation, Texas, Hospital       7/17 at 100.00       BBB+          1,749,980
                 Revenue Bonds, Mother Frances Hospital Regional Healthcare
                 Center, Series 2007, 5.000%, 7/01/33

------------------------------------------------------------------------------------------------------------------------------------
       21,720   Total Health Care                                                                                        20,677,884
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.9% (1.3% OF TOTAL INVESTMENTS)

                Bexar County Housing Finance Corporation, Texas, Insured
                Multifamily Housing Revenue Bonds, Waters at Northern Hills
                Apartments Project, Series 2001A:
        2,000    6.000%, 8/01/31 - MBIA Insured                                        8/11 at 102.00         A2          1,809,880
          750    6.050%, 8/01/36 - MBIA Insured                                        8/11 at 102.00         A2            673,560

------------------------------------------------------------------------------------------------------------------------------------
        2,750   Total Housing/Multifamily                                                                                 2,483,440
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 3.5% (2.4% OF TOTAL INVESTMENTS)

        1,922   El Paso Housing Finance Corporation, Texas, GNMA Collateralized        4/11 at 106.75        AAA          2,000,298
                 Single Family Mortgage Revenue Bonds, Series 2001A-3,
                 6.180%, 4/01/33

           55   Galveston Property Finance Authority Inc., Texas, Single Family        9/08 at 100.00       Caa1             53,898
                 Mortgage Revenue Bonds, Series 1991A, 8.500%, 9/01/11

        2,825   Texas Department of Housing and Community Affairs, Single              3/12 at 100.00        AAA          2,650,641
                 Family Mortgage Bonds, Series 2002B, 5.550%, 9/01/33 -
                 MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,802   Total Housing/Single Family                                                                               4,704,837
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.1% (0.7% OF TOTAL INVESTMENTS)

                Bexar County, Texas, Health Facilities Development Corporation
                Revenue Bonds, Army Retirement Residence, Series 2007:
        1,000    5.000%, 7/01/27                                                       7/17 at 100.00        BBB            891,910
          600    5.000%, 7/01/37                                                       7/17 at 100.00        BBB            501,606

------------------------------------------------------------------------------------------------------------------------------------
        1,600   Total Long-Term Care                                                                                      1,393,516
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 4.5% (3.0% OF TOTAL INVESTMENTS)

        3,000   Cass County Industrial Development Corporation, Texas,                 3/10 at 101.00        BBB          3,000,180
                 Environmental Improvement Revenue Bonds, International
                 Paper Company, Series 2000A, 6.600%, 3/15/24
                 (Alternative Minimum Tax)

        3,000   Guadalupe-Blanco River Authority, Texas, Sewage and                   10/08 at 100.00          A          3,001,830
                 Solid Waste Disposal Facility Bonds, E.I. DuPont de Nemours
                 and Company Project, Series 1996, 6.400%, 4/01/26
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        6,000   Total Materials                                                                                           6,002,010
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 44.9% (30.0% OF TOTAL INVESTMENTS)

        1,260   Bexar County, Texas, Combined Tax and Revenue Certificates             6/14 at 100.00        AA+          1,314,041
                 of Obligation, Series 2004, 5.000%, 6/15/19

        2,500   Borger Independent School District, Hutchison County, Texas,           2/16 at 100.00        AAA          2,488,825
                 General Obligation Bonds, Series 2006, 5.000%, 2/15/36

        1,190   Canutillo Independent School District, El Paso County, Texas,          8/15 at 100.00        AAA          1,228,437
                 General Obligation Bonds, Series 2006A, 5.000%, 8/15/22

        1,275   Copperas Cove, Texas, Certificates of Obligation, Series 2003,         8/12 at 100.00         AA          1,295,923
                 5.000%, 8/15/23 - MBIA Insured (8)

        2,305   Corpus Christi, Texas, Combination Tax and Municipal Hotel             9/12 at 100.00        AAA          2,434,864
                 Occupancy Tax Revenue Certificates of Obligation, Series 2002,
                 5.500%, 9/01/21 - FSA Insured

        2,595   Denton County, Texas, Permanent Improvement General                    7/12 at 100.00        AA+          2,643,371
                 Obligation Bonds, Series 2005, 5.000%, 7/15/25

        1,750   El Paso County, Texas, Certificates of Obligation, Series 2001,          No Opt. Call        AAA          1,860,583
                 5.000%, 2/15/21 - FSA Insured


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Fort Bend County Municipal Utility District 25, Texas, General
                Obligation Bonds, Series 2005:
$       1,330    5.000%, 10/01/26 - FGIC Insured                                      10/12 at 100.00        BBB       $  1,297,362
        1,320    5.000%, 10/01/27 - FGIC Insured                                      10/12 at 100.00        BBB          1,281,878

        3,615   Frisco, Texas, General Obligation Bonds, Series 2006,                  2/16 at 100.00         AA          3,653,355
                 5.000%, 2/15/26 - FGIC Insured

                Houston Community College, Texas, Limited Tax General
                Obligation Bonds, Series 2003:
        2,500    5.000%, 2/15/20 - AMBAC Insured                                       2/13 at 100.00         AA          2,565,725
        2,235    5.000%, 2/15/21 - AMBAC Insured                                       2/13 at 100.00         AA          2,285,444

        5,000   Houston, Texas, General Obligation Bonds, Series 2005E,                3/15 at 100.00         AA          5,118,000
                 5.000%, 3/01/23 - AMBAC Insured

          100   Judson Independent School District, Bexar County, Texas,               2/11 at 100.00        Aaa            104,069
                 General Obligation Refunding Bonds, Series 2002,
                 5.250%, 2/01/21

        4,900   Leander Independent School District, Williamson and                     8/14 at 17.78        AAA            584,864
                 Travis Counties, Texas, General Obligation Bonds,
                 Series 2006, 0.000%, 8/15/45

        5,220   Leander Independent School District, Williamson and                     8/09 at 46.74        AAA          2,365,234
                 Travis Counties, Texas, Unlimited Tax School Building and
                 Refunding Bonds, Series 2000, 0.000%, 8/15/21

        1,000   Mansfield Independent School District, Tarrant County,                 2/14 at 100.00        AAA          1,038,600
                 Texas, General Obligation Bonds, Series 2004, 5.000%, 2/15/20

        1,010   Mercedes Independent School District, Hidalgo County, Texas,           8/15 at 100.00        AAA          1,031,604
                 General Obligation Bonds, Series 2005, 5.000%, 8/15/23

        5,515   Midlothian Independent School District, Ellis County, Texas,           2/15 at 100.00        Aaa          5,507,002
                 General Obligation Bonds, Series 2005, 5.000%, 2/15/34

          925   Northside Independent School District, Bexar County, Texas,            8/10 at 100.00        AAA            967,670
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 2000, 5.875%, 8/15/25

          500   Puerto Rico, General Obligation and Public Improvement                   No Opt. Call        AAA            498,740
                 Bonds, Series 2001A, 5.500%, 7/01/29

                Roma Independent School District, Texas, General Obligation
                Bonds, Series 2005:
        1,110    5.000%, 8/15/22                                                       8/15 at 100.00        AAA          1,145,853
        1,165    5.000%, 8/15/23 - FSA Insured                                         8/15 at 100.00        AAA          1,196,956

        1,250   Southside Independent School District, Bexar County, Texas,            8/14 at 100.00        Aaa          1,285,363
                 General Obligation Bonds, Series 2004A, 5.000%, 8/15/22

        1,140   Sunnyvale School District, Texas, General Obligation Bonds,            2/14 at 100.00        AAA          1,177,369
                 Series 2004, 5.250%, 2/15/25

        5,000   Texas State, General Obligation Bonds, Transportation Commission       4/17 at 100.00        Aa1          5,062,800
                 Mobility Fund, Series 2006A, 5.000%, 4/01/33

        1,000   Texas State, General Obligation Bonds, Transportation Commission       4/18 at 100.00        Aa1          1,018,360
                 Mobility Fund, Series 2008, 5.000%, 4/01/30

        1,110   Texas State, General Obligation Bonds, Water Utility,                  8/11 at 100.00        Aa1          1,156,831
                 Series 2001, 5.250%, 8/01/23

        1,500   Texas, General Obligation Refunding Bonds, Public Finance             10/12 at 100.00        Aa1          1,567,800
                 Authority, Series 2002, 5.000%, 10/01/18

        3,025   Victoria Independent School District, Victoria County, Texas,          2/17 at 100.00        AAA          3,029,114
                 General Obligation Bonds, Series 2007, 5.000%, 2/15/32

                West Texas Independent School District, McLennan and Hill
                Counties, General Obligation Refunding Bonds, Series 1998:
        1,000    0.000%, 8/15/22                                                        8/13 at 61.20        AAA            474,630
        1,000    0.000%, 8/15/24                                                        8/13 at 54.88        AAA            422,450

                White Settlement Independent School District, Tarrant County,
                Texas, General Obligation Bonds, Series 2006:
        1,500    0.000%, 8/15/43                                                        8/15 at 23.11        AAA            201,225
        1,500    0.000%, 8/15/44                                                        8/15 at 21.88        AAA            189,420
          425    0.000%, 8/15/45                                                        8/15 at 20.76        AAA

------------------------------------------------------------------------------------------------------------------------------------
       69,770   Total Tax Obligation/General                                                                             59,544,380
------------------------------------------------------------------------------------------------------------------------------------


                                       39

NTX
Nuveen Texas Quality Income Municipal Fund (continued)
Portfolio of INVESTMENTS July 31, 2008
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 3.7% (2.5% OF TOTAL INVESTMENTS)

$       2,670   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue       12/16 at 100.00        AAA       $  2,650,829
                 Bonds, Series 2007, Drivers 1771, 9.135%, 12/01/36 -
                 AMBAC Insured (IF)

        2,250   Harris County-Houston Sports Authority, Texas, Senior Lien            11/11 at 100.00         AA          2,283,705
                 Revenue Bonds, Series 2001G, 5.250%, 11/15/22 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,920   Total Tax Obligation/Limited                                                                              4,934,534
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 5.9% (4.0% OF TOTAL INVESTMENTS)

        1,000   Austin, Texas, Airport System Prior Lien Revenue Bonds,               11/13 at 100.00         AA          1,051,980
                 Series 2003, 5.250%, 11/15/16 - MBIA Insured

        3,260   Central Texas Regional Mobility Authority, Travis and Williamson       1/15 at 100.00       BBB-          3,091,784
                 Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/22 - FGIC Insured

        2,600   Dallas-Ft. Worth International Airport Facility Improvement           11/09 at 101.00       CCC+          1,200,914
                 Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                 Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)

        2,000   Houston, Texas, Subordinate Lien Airport System Revenue                7/10 at 100.00        AAA          2,005,460
                 Bonds, Series 2000A, 5.625%, 7/01/30 - FSA Insured
                 (Alternative Minimum Tax)

          500   North Texas Thruway Authority, Second Tier System Revenue              1/18 at 100.00         A3            482,795
                 Refunding Bonds, Series 2008, 5.750%, 1/01/38

------------------------------------------------------------------------------------------------------------------------------------
        9,360   Total Transportation                                                                                      7,832,933
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 27.2% (18.2% OF TOTAL INVESTMENTS) (5)

                Bell County Health Facilities Development Corporation, Texas,
                Retirement Facility Revenue Bonds, Buckner Retirement Services
                Inc. Obligated Group, Series 1998:
        3,400    5.250%, 11/15/19 (Pre-refunded 11/15/08)                             11/08 at 101.00        AAA          3,466,844
        5,000    11/15/28 (Pre-refunded 11/15/08)                                     11/08 at 101.00        AAA          5,098,300

        3,835   Coppell Independent School District, Dallas County, Texas,              8/09 at 75.34        AAA          2,803,538
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 1992, 0.000%, 8/15/14 (Pre-refunded 8/15/09) -
                 MBIA Insured

          295   Coppell Independent School District, Dallas County, Texas,              8/09 at 75.34    Aa3 (5)            217,120
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 1992, 0.000%, 8/15/14 (Pre-refunded 8/15/09) -
                 MBIA Insured

                Gregg County Health Facilities Development Corporation, Texas,
                Hospital Revenue Bonds, Good Shepherd Medical Center Project,
                Series 2000:
        2,000    6.875%, 10/01/20 (Pre-refunded 10/01/10) - RAAI Insured              10/10 at 101.00     AA (5)          2,209,460
        3,250    6.375%, 10/01/25 (Pre-refunded 10/01/10) - RAAI Insured              10/10 at 101.00     AA (5)          3,556,605

          500   Harris County Health Facilities Development Corporation,               8/11 at 100.00        AAA            536,870
                 Texas, Revenue Bonds, St. Luke's Episcopal Hospital,
                 Series 2001A, 5.500%, 2/15/21 (Pre-refunded 8/15/11)

        1,400   Judson Independent School District, Bexar County, Texas,               2/11 at 100.00        Aaa          1,487,878
                 General Obligation Refunding Bonds, Series 2002,
                 5.250%, 2/01/21 (Pre-refunded 2/01/11)

        1,000   North Central Texas Health Facilities Development                        No Opt. Call        Aaa          1,123,560
                 Corporation, Hospital Revenue Bonds, Presbyterian
                 Healthcare System, Series 1996B, 5.750%, 6/01/26 -
                 MBIA Insured (ETM)

        1,075   Northside Independent School District, Bexar County, Texas,            8/10 at 100.00        AAA          1,151,884
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 2000, 5.875%, 8/15/25 (Pre-refunded 8/15/10)

        1,760   Parker County Hospital District, Texas, Hospital Revenue               8/09 at 102.00    BB- (5)          1,875,386
                 Bonds, Campbell Health System, Series 1999, 6.250%, 8/15/19
                 (Pre-refunded 8/15/09)

        2,500   Retama Development Corporation, Texas, Special Facilities             12/17 at 100.00        AAA          3,140,100
                 Revenue Bonds, Retama Park Racetrack, Series 1993,
                 8.750%, 12/15/18 (Pre-refunded 12/15/17) (6)

        1,750   San Antonio, Texas, Electric and Gas System Revenue                    2/12 at 100.00        AAA          1,879,763
                 Refunding Bonds, Series 2002, 5.375%, 2/01/20
                 (Pre-refunded 2/01/12)

        1,440   South Texas Community College District, General Obligation             8/12 at 100.00     AA (5)          1,578,254
                 Bonds, Series 2002, 5.500%, 8/15/17 (Pre-refunded 8/15/12) -
                 AMBAC Insured

        1,050   Tarrant County Health Facilities Development Corporation,             11/08 at 101.00        AAA          1,071,294
                 Texas, Hospital Revenue Bonds, Adventist Health System -
                 Sunbelt Obligated Group, Series 1998, 5.375%, 11/15/20
                 (Pre-refunded 11/15/08)


                                       40

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (5) (continued)

$       3,500   Tarrant County Health Facilities Development Corporation,             11/10 at 101.00     A+ (5)       $  3,858,750
                 Texas, Hospital Revenue Bonds, Adventist Health System -
                 Sunbelt Obligated Group, Series 2000, 6.625%, 11/15/20
                 (Pre-refunded 11/15/10)

        1,000   Tyler Health Facilities Development Corporation, Texas,                7/12 at 100.00   Baa1 (5)          1,107,520
                 Hospital Revenue Bonds, Mother Frances Hospital Regional
                 Healthcare Center, Series 2001, 6.000%, 7/01/31
                 (Pre-refunded 7/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       34,755   Total U.S. Guaranteed                                                                                    36,163,126
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 10.3% (6.9% OF TOTAL INVESTMENTS)

        2,560   Brazos River Authority, Texas, Pollution Control Revenue               4/13 at 101.00       Caa1          2,341,734
                 Refunding Bonds, TXU Electric Company, Series 1999C,
                 7.700%, 3/01/32 (Alternative Minimum Tax)

        2,400   Brazos River Authority, Texas, Revenue Bonds, Reliant                  4/09 at 101.00       BBB-          2,230,104
                 Energy Inc., Series 1999A, 5.375%, 4/01/19

          200   Brazos River Authority, Texas, Revenue Refunding Bonds,               11/08 at 102.00         AA            204,324
                 Houston Industries Inc., Series 1998C, 5.125%, 5/01/19 -
                 AMBAC Insured

        5,000   Brownsville, Texas, Utility System Priority Revenue Bonds,             9/15 at 100.00         AA          4,987,600
                 Series 2005A, 5.000%, 9/01/27 - AMBAC Insured

        2,000   Harris County Health Facilities Development Corporation,               2/10 at 100.00         AA          2,028,220
                 Texas, Thermal Utility Revenue Bonds, TECO Project,
                 Series 2000, 5.750%, 2/15/15 - AMBAC Insured
                 (Alternative Minimum Tax)

        1,000   Lower Colorado River Authority, Texas, Revenue Bonds,                  5/15 at 100.00         A1          1,033,340
                 Series 2008, 5.750%, 5/15/37

        1,000   Matagorda County Navigation District 1, Texas, Revenue                 5/09 at 101.00       BBB-            892,650
                 Bonds, Reliant Energy Inc., Series 1999B, 5.950%, 5/01/30
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       14,160   Total Utilities                                                                                          13,717,972
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 11.4% (7.6% OF TOTAL INVESTMENTS)

                Coastal Water Authority, Texas, Contract Revenue Bonds,
                Houston Water Projects, Series 2004:
        1,005    5.000%, 12/15/20 - FGIC Insured                                      12/14 at 100.00        N/R          1,009,402
        1,030    5.000%, 12/15/21 - FGIC Insured                                      12/14 at 100.00        N/R          1,028,053

        3,000   Houston, Texas, First Lien Combined Utility System Revenue             5/14 at 100.00         AA          3,043,080
                 Bonds, Series 2004A, 5.250%, 5/15/23 - FGIC Insured

        3,500   Houston, Texas, Junior Lien Water and Sewerage System                 12/11 at 100.00        AAA          3,743,530
                 Revenue Refunding Bonds, Series 2001A, 5.500%, 12/01/17 -
                 FSA Insured

                Irving, Texas, Subordinate Lien Waterworks and Sewerage
                Revenue Bonds, Series 2004:
        1,680    5.000%, 8/15/22 - AMBAC Insured                                       8/14 at 100.00         AA          1,719,497
        1,760    5.000%, 8/15/23 - AMBAC Insured                                       8/14 at 100.00         AA          1,793,933

        1,260   Rowlett, Rockwall and Dallas Counties, Texas, Waterworks               3/14 at 100.00         AA          1,278,938
                 and Sewerage System Revenue Bonds, Series 2004A,
                 5.000%, 3/01/22 - MBIA Insured

        1,500   Texas Water Development Board, Senior Lien State Revolving             7/09 at 100.00        AAA          1,532,190
                 Fund Revenue Bonds, Series 1999A, 5.500%, 7/15/21

------------------------------------------------------------------------------------------------------------------------------------
       14,735   Total Water and Sewer                                                                                    15,148,623
------------------------------------------------------------------------------------------------------------------------------------
$     211,162   Total Investments (cost $200,099,938) - 149.4%                                                          198,283,678
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.6%                                                                      3,429,523
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.0)% (7)                                                    (69,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $132,713,201
                ====================================================================================================================

NTX
Nuveen Texas Quality Income Municipal Fund (continued)
Portfolio of INVESTMENTS July 31, 2008

FUTURES CONTRACTS OUTSTANDING AT JULY 31, 2008:
                                                                                                                         UNREALIZED
                                                          CONTRACT     NUMBER OF       CONTRACT         VALUE AT       APPRECIATION
TYPE                                                      POSITION     CONTRACTS     EXPIRATION    JULY 31, 2008      (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds                                           Long            39           9/08       $4,504,500            $80,805
====================================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of July 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

               (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (6) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time it is formally determined that the interest on the bonds should be treated as taxable.

               (7) Preferred Shares, at Liquidation Value as a percentage of total investments is (34.8)%.

               (8) Portion of investment, with an aggregate market value of $81,313, has been pledged to collateralize the net payment obligations under futures contracts.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

Statement of
ASSETS & LIABILITIES
                                                                   July 31, 2008
                                                       ARIZONA           ARIZONA          ARIZONA           ARIZONA            TEXAS
                                                       PREMIUM          DIVIDEND         DIVIDEND          DIVIDEND          QUALITY
                                                        INCOME         ADVANTAGE      ADVANTAGE 2       ADVANTAGE 3           INCOME
                                                         (NAZ)             (NFZ)            (NKR)             (NXE)            (NTX)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $88,183,855, $32,639,433,
   $51,262,043, $62,482,549 and $200,099,938,
   respectively)                                   $86,655,254       $31,626,135      $50,344,177       $60,444,331    $198,283,678
Cash                                                 1,055,365           758,674        1,208,096         1,403,649         391,598
Receivables:
   Interest                                            660,205           264,380          419,876           437,404       3,158,341
   Investments sold                                     20,000                --               --                --         510,813
   Variation margin on futures contracts                    --                --               --                --          26,203
Other assets                                             9,680             5,906            7,634             2,687          16,360
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                     88,400,504        32,655,095       51,979,783        62,288,071     202,386,993
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Accrued expenses:
   Management fees                                      47,935            13,596           19,336            21,107         108,824
   Other                                                26,185             9,918           14,508            16,711          50,637
Common share dividends payable                         209,222            77,023          132,750           163,212         474,421
Preferred share dividends payable                       20,592             2,304            1,737             6,471          39,910
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                   303,934           102,841          168,331           207,501         673,792
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value              30,000,000        12,000,000       18,500,000        22,000,000      69,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares             $58,096,570       $20,552,254      $33,311,452       $40,080,570    $132,713,201
====================================================================================================================================
Common shares outstanding                            4,468,210         1,549,939        2,439,158         3,067,630       9,495,144
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)           $     13.00       $     13.26      $     13.66       $     13.07    $      13.98
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share            $    44,682       $    15,499      $    24,392       $    30,676    $     94,951
Paid-in surplus                                     62,143,653        21,926,440       34,569,832        43,248,456     134,624,791
Undistributed (Over-distribution of)
   net investment income                                92,116           (27,658)         (41,642)         (109,985)        126,138
Accumulated net realized gain (loss)
   from investments and
   derivative transactions                          (2,655,280)         (348,729)        (323,264)       (1,050,359)       (397,224)
Net unrealized appreciation
   (depreciation) of investments
   and derivative transactions                      (1,528,601)       (1,013,298)        (917,866)       (2,038,218)     (1,735,455)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares             $58,096,570       $20,552,254      $33,311,452       $40,080,570    $132,713,201
====================================================================================================================================
Authorized shares:
   Common                                          200,000,000         Unlimited        Unlimited         Unlimited       Unlimited
   Preferred                                         1,000,000         Unlimited        Unlimited         Unlimited       Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
OPERATIONS
                                                        Year Ended July 31, 2008
                                                      ARIZONA           ARIZONA          ARIZONA           ARIZONA            TEXAS
                                                      PREMIUM          DIVIDEND         DIVIDEND          DIVIDEND          QUALITY
                                                       INCOME         ADVANTAGE      ADVANTAGE 2       ADVANTAGE 3           INCOME
                                                        (NAZ)             (NFZ)            (NKR)             (NXE)            (NTX)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                 $ 4,783,927        $1,685,802       $2,744,104       $ 3,238,078      $10,702,158
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                       578,945           214,881          340,689           409,472        1,308,128
Preferred shares - auction fees                        75,189            30,075           46,366            55,137          172,934
Preferred shares - dividend disbursing agent fees      10,000            10,000           10,000            10,000           20,000
Shareholders' servicing agent fees and expenses         4,070               559              382               374           10,743
Interest expense on floating rate obligations          88,349            31,957           53,766            67,086           69,396
Custodian's fees and expenses                          23,708            20,668           25,847            26,247           52,324
Directors'/Trustees' fees and expenses                  2,291               950            1,130             1,590            5,028
Professional fees                                      16,031             9,843           10,967            11,513           19,186
Shareholders' reports - printing and mailing expenses  23,424            10,743           15,048            17,846           41,043
Stock exchange listing fees                             9,407               179              287               362            9,404
Investor relations expense                             11,027             4,153            6,368             7,712           24,398
Other expenses                                         14,133            11,764           12,224            12,659           17,027
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian
   fee credit and expense reimbursement               856,574           345,772          523,074           619,998        1,749,611
   Custodian fee credit                               (12,233)           (5,391)          (6,255)           (3,742)         (12,510)
   Expense reimbursement                                   --           (59,370)        (125,321)         (163,389)              --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                          844,341           281,011          391,498           452,867        1,737,101
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                               3,939,586         1,404,791        2,352,606         2,785,211        8,965,057
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                       (695,247)         (246,231)        (210,967)         (469,351)        (359,565)
   Futures                                            (46,730)         (144,540)              --                --          (19,596)
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                     (3,907,909)       (1,551,069)      (2,351,438)       (3,032,163)      (7,706,392)
   Futures                                                 --            42,042               --                --           80,805
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)            (4,649,886)       (1,899,798)      (2,562,405)       (3,501,514)      (8,004,748)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                           (992,215)         (381,010)        (574,591)         (748,495)      (2,207,108)
From accumulated net realized gains                        --            (6,331)         (47,034)               --         (186,315)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred Shareholders      (992,215)         (387,341)        (621,625)         (748,495)      (2,393,423)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                  $ (1,702,515)      $ (882,348)      $ (831,424)      $(1,464,798)     $(1,433,114)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
CHANGES in NET ASSETS
                                            ARIZONA                            ARIZONA                            ARIZONA
                                     PREMIUM INCOME (NAZ)              DIVIDEND ADVANTAGE (NFZ)          DIVIDEND ADVANTAGE 2 (NKR)
                                 -----------------------------       ----------------------------       ----------------------------
                                  YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED
                                     7/31/08           7/31/07           7/31/08          7/31/07           7/31/08         7/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 3,939,586       $ 3,728,433       $ 1,404,791      $ 1,413,692       $ 2,352,606     $ 2,350,259
Net realized gain (loss) from:
   Investments                      (695,247)          189,070          (246,231)          66,786          (210,967)        241,754
   Forward swaps                          --                --                --               --                --              --
   Futures                           (46,730)               --          (144,540)              --                --              --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                    (3,907,909)         (676,216)       (1,551,069)        (293,258)       (2,351,438)       (656,316)
   Forward swaps                          --                --                --               --                --              --
   Futures                                --                --            42,042          (42,042)               --              --
Distributions to
   Preferred Shareholders:
   From net investment income       (992,215)         (996,807)         (381,010)        (378,572)         (574,591)       (593,932)
   From accumulated net
      realized gains                      --                --            (6,331)         (24,096)          (47,034)        (24,790)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets applicable
   to Common shares
   from operations                (1,702,515)        2,244,480          (882,348)         742,510          (831,424)       1,316,975
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income        (2,734,545)       (2,734,545)         (985,763)      (1,105,248)       (1,726,396)     (1,803,414)
From accumulated net
   realized gains                         --                --           (18,444)         (95,091)         (142,165)        (98,537)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common Shareholders         (2,734,545)       (2,734,545)       (1,004,207)      (1,200,339)       (1,868,561)     (1,901,951)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions          --                --                --           35,133            35,757          95,591
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from capital share transactions        --                --                --           35,133            35,757          95,591
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares    (4,437,060)         (490,065)       (1,886,555)        (422,696)       (2,664,228)       (489,385)
Net assets applicable to
   Common shares at the
   beginning of year              62,533,630        63,023,695        22,438,809       22,861,505        35,975,680      36,465,065
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year     $58,096,570       $62,533,630       $20,552,254      $22,438,809       $33,311,452     $35,975,680
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year            $    92,116       $  (120,660)      $   (27,658)     $   (65,588)      $   (41,642)    $   (93,093)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
CHANGES in NET ASSETS (continued)
                                                                                 ARIZONA                           TEXAS
                                                                       DIVIDEND ADVANTAGE 3 (NXE)           QUALITY INCOME (NTX)
                                                                     ----------------------------       ----------------------------
                                                                      YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                                         7/31/08          7/31/07           7/31/08         7/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 2,785,211      $ 2,758,019       $ 8,965,057    $  9,028,772
Net realized gain (loss) from:
   Investments                                                          (469,351)          75,705          (359,565)        896,242
   Forward swaps                                                              --           10,344                --              --
   Futures                                                                    --               --           (19,596)             --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                        (3,032,163)        (354,681)       (7,706,392)     (1,939,151)
   Forward swaps                                                              --          (48,098)               --              --
   Futures                                                                    --               --            80,805              --
Distributions to Preferred Shareholders:
   From net investment income                                           (748,495)        (755,446)       (2,207,108)     (2,392,641)
   From accumulated net realized gains                                        --               --          (186,315)        (97,712)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                    (1,464,798)       1,685,843        (1,433,114)      5,495,510
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                            (2,006,230)      (2,049,116)       (6,561,144)     (6,921,959)
From accumulated net realized gains                                           --               --          (530,779)       (344,674)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common Shareholders                                             (2,006,230)      (2,049,116)       (7,091,923)     (7,266,633)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                                              --            1,401                --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from capital share transactions                                            --            1,401                --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                        (3,471,028)        (361,872)       (8,525,037)     (1,771,123)
Net assets applicable to Common
   shares at the beginning of year                                    43,551,598       43,913,470       141,238,238     143,009,361
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                         $40,080,570      $43,551,598      $132,713,201    $141,238,238
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year                                                $  (109,985)     $  (140,010)     $    126,138    $    (62,971)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ), Nuveen Arizona Dividend Advantage Municipal Fund (NFZ), Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR), Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE) and Nuveen Texas Quality Income Municipal Fund (NTX) (collectively, the "Funds"). Common shares of Arizona Premium Income (NAZ) and Texas Quality Income (NTX) are traded on the New York Stock Exchange while Common shares of Arizona Dividend Advantage (NFZ), Arizona Dividend Advantage 2 (NKR) and Arizona Dividend Advantage 3 (NXE) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for an investment or derivative instrument, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Directors/Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2008, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Notes to
FINANCIAL STATEMENTS (continued)



Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective January 31, 2008, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the fiscal year ended July 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                        ARIZONA      ARIZONA      ARIZONA      ARIZONA        TEXAS
                                                        PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND      QUALITY
                                                         INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
                                                          (NAZ)        (NFZ)        (NKR)        (NXE)        (NTX)
-------------------------------------------------------------------------------------------------------------------
Number of shares:
    Series M                                                 --           --           --          880          760
    Series T                                                 --          480           --           --           --
    Series W                                                 --           --          740           --           --
    Series TH                                             1,200           --           --           --        2,000
-------------------------------------------------------------------------------------------------------------------
Total                                                     1,200          480          740          880        2,760
===================================================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments generally do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

On June 11, 2008, Nuveen Investments, Inc. ("Nuveen") announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the municipal funds' outstanding auction-rate preferred securities, whose auctions have been failing for several months, including an initial phase of approximately $1 billion in forty-one funds. On June 26, 2008, thirteen municipal funds (none of which are included in this shareholder report) issued par redemption notices for a portion of their auction-rate securities aggregating approximately $580 million.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-

Notes to
FINANCIAL STATEMENTS (continued)



rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" on the Statement of Operations.

During the fiscal year ended July 31, 2008, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended July 31, 2008, were as follows:

                                                        ARIZONA      ARIZONA      ARIZONA      ARIZONA        TEXAS
                                                        PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND      QUALITY
                                                         INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
                                                          (NAZ)        (NFZ)        (NKR)        (NXE)        (NTX)
-------------------------------------------------------------------------------------------------------------------
Average floating rate obligations                    $2,598,616     $940,434   $1,581,967   $1,973,615   $2,258,811
Average annual interest rate and fees                     3.40%        3.40%        3.40%        3.40%        3.07%
===================================================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. None of the Funds invested in forward interest rate swap transactions during the fiscal year ended July 31, 2008.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. Arizona Premium Income (NAZ), Arizona Dividend Advantage (NFZ) and Texas Quality Income (NTX) were the only Funds to invest in futures contracts during the fiscal year ended July 31, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Common Share Repurchases

On July 30, 2008, the Board of Directors/Trustees for each of Nuveen's 120 closed-end funds approved a program under which each fund may repurchase up to 10% of its common shares. No common shares were repurchased during the fiscal year ended July 31, 2008.

Transactions in Common shares were as follows:

                                                 ARIZONA PREMIUM          ARIZONA DIVIDEND          ARIZONA DIVIDEND
                                                   INCOME (NAZ)            ADVANTAGE (NFZ)          ADVANTAGE 2 (NKR)
                                            ------------------------   -----------------------   -----------------------
                                            YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                               7/31/08       7/31/07      7/31/08      7/31/07      7/31/08      7/31/07
------------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions             --            --           --        2,295        2,471        6,191
========================================================================================================================
                                                                          ARIZONA DIVIDEND           TEXAS QUALITY
                                                                          ADVANTAGE 3 (NXE)           INCOME (NTX)
                                                                       -----------------------   -----------------------
                                                                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                          7/31/08      7/31/07      7/31/08      7/31/07
------------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                                        --           99           --           --
========================================================================================================================

Notes to
FINANCIAL STATEMENTS (continued)



3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended July 31, 2008, were as follows:

                                                        ARIZONA        ARIZONA        ARIZONA        ARIZONA        TEXAS
                                                        PREMIUM       DIVIDEND       DIVIDEND       DIVIDEND      QUALITY
                                                         INCOME      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3       INCOME
                                                          (NAZ)          (NFZ)          (NKR)          (NXE)        (NTX)
-------------------------------------------------------------------------------------------------------------------------
Purchases                                           $19,654,957     $3,402,658     $8,219,082    $10,301,402  $17,325,754
Sales and maturities                                 24,671,251      5,396,686     11,916,631     15,022,833   22,958,697
=========================================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No.140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2008, the cost of investments was as follows:

                                                        ARIZONA        ARIZONA        ARIZONA        ARIZONA         TEXAS
                                                        PREMIUM       DIVIDEND       DIVIDEND       DIVIDEND       QUALITY
                                                         INCOME      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3        INCOME
                                                          (NAZ)          (NFZ)          (NKR)          (NXE)         (NTX)
--------------------------------------------------------------------------------------------------------------------------
Cost of investments                                 $88,152,884    $32,634,132    $51,259,409    $62,478,470  $200,014,625
==========================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2008, were as follows:

                                                        ARIZONA        ARIZONA        ARIZONA        ARIZONA         TEXAS
                                                        PREMIUM       DIVIDEND       DIVIDEND       DIVIDEND       QUALITY
                                                         INCOME      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3        INCOME
                                                          (NAZ)          (NFZ)          (NKR)          (NXE)         (NTX)
--------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                     $ 2,244,257    $   486,986    $ 1,264,572    $   763,538   $ 4,793,655
   Depreciation                                      (3,741,887)    (1,494,983)    (2,179,804)    (2,797,677)   (6,524,602)
--------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   of investments                                   $(1,497,630)   $(1,007,997)   $  (915,232)   $(2,034,139)  $(1,730,947)
==========================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at July 31, 2008, the Funds' tax year end, were as follows:

                                                        ARIZONA        ARIZONA        ARIZONA        ARIZONA        TEXAS
                                                        PREMIUM       DIVIDEND       DIVIDEND       DIVIDEND      QUALITY
                                                         INCOME      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3       INCOME
                                                          (NAZ)          (NFZ)          (NKR)          (NXE)        (NTX)
-------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                  $309,613        $50,716       $100,150        $59,592     $619,240
Undistributed net ordinary income **                         --             --             --             --        2,718
Undistributed net long-term capital gains                    --             --             --             --           --
=========================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on July 1, 2008, paid on August 1, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended July 31, 2008 and July 31, 2007, was designated for purposes of the dividends paid deduction as follows:

                                                              ARIZONA      ARIZONA      ARIZONA      ARIZONA        TEXAS
                                                              PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND      QUALITY
                                                               INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
2008                                                            (NAZ)        (NFZ)        (NKR)        (NXE)        (NTX)
-------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***                $3,718,906   $1,375,879   $2,317,202   $2,750,182   $8,786,039
Distributions from net ordinary income**                           --           --           --           --          439
Distributions from net long-term capital gains****                 --       24,687      189,057           --      716,654
=========================================================================================================================
                                                              ARIZONA      ARIZONA      ARIZONA      ARIZONA        TEXAS
                                                              PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND      QUALITY
                                                               INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
2007                                                            (NAZ)        (NFZ)        (NKR)        (NXE)        (NTX)
-------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                   $3,727,652   $1,496,276   $2,402,229   $2,822,896   $9,349,744
Distributions from net ordinary income**                           --        3,027           --           --           --
Distributions from net long-term capital gains                     --      119,187      123,327           --      442,386
=========================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended July 31, 2008, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2008.

At July 31, 2008, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                           ARIZONA      ARIZONA      ARIZONA      ARIZONA
                                                                           PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                                            INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                                             (NAZ)        (NFZ)        (NKR)        (NXE)
-------------------------------------------------------------------------------------------------------------------------
Expiration:
   July 31, 2011                                                        $  359,724     $     --     $     --     $     --
   July 31, 2012                                                         1,553,627           --           --      158,487
   July 31, 2013                                                                --           --           --      160,902
   July 31, 2014                                                                --           --           --      218,127
   July 31, 2016                                                           562,384      246,571      212,903      363,937
-------------------------------------------------------------------------------------------------------------------------
Total                                                                   $2,475,735     $246,571     $212,903     $901,453
=========================================================================================================================

The Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through July 31, 2008, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                        ARIZONA        ARIZONA        ARIZONA        ARIZONA        TEXAS
                                                        PREMIUM       DIVIDEND       DIVIDEND       DIVIDEND      QUALITY
                                                         INCOME      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3       INCOME
                                                          (NAZ)          (NFZ)          (NKR)          (NXE)        (NTX)
-------------------------------------------------------------------------------------------------------------------------
Post-October capital losses                            $179,544       $102,159       $110,362       $148,906     $316,420
=========================================================================================================================

Notes to
FINANCIAL STATEMENTS (continued)



5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS                            ARIZONA PREMIUM INCOME (NAZ)
(INCLUDING NET ASSETS                                 TEXAS QUALITY INCOME (NTX)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                                ARIZONA DIVIDEND ADVANTAGE (NFZ)
AVERAGE DAILY NET ASSETS                      ARIZONA DIVIDEND ADVANTAGE 2 (NKR)
(INCLUDING NET ASSETS                         ARIZONA DIVIDEND ADVANTAGE 3 (NXE)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of July 31, 2008, the complex-level fee rate was .1878%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1698
$125 billion                                                              .1617
$200 billion                                                              .1536
$250 billion                                                              .1509
$300 billion                                                              .1490
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Arizona Dividend Advantage's (NFZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                        YEAR ENDING
JANUARY 31,                                        JANUARY 31,
--------------------------------------------------------------------------------
2001*                    .30%                      2007                     .25%
2002                     .30                       2008                     .20
2003                     .30                       2009                     .15
2004                     .30                       2010                     .10
2005                     .30                       2011                     .05
2006                     .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage (NFZ) for any portion of its fees and expenses beyond January 31, 2011.

Notes to
FINANCIAL STATEMENTS (continued)


For the first ten years of Arizona Dividend Advantage 2's (NKR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:


YEAR ENDING                                        YEAR ENDING
MARCH 31,                                          MARCH 31,
--------------------------------------------------------------------------------
2002*                    .30%                      2008                     .25%
2003                     .30                       2009                     .20
2004                     .30                       2010                     .15
2005                     .30                       2011                     .10
2006                     .30                       2012                     .05
2007                     .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage 2 (NKR) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Arizona Dividend Advantage 3's (NXE) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                        YEAR ENDING
SEPTEMBER 30,                                      SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                    .32%                      2007                     .32%
2003                     .32                       2008                     .24
2004                     .32                       2009                     .16
2005                     .32                       2010                     .08
2006                     .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage 3 (NXE) for any portion of its fees and expenses beyond September 30, 2010.

Agreement and Plan of Merger

On June 20, 2007, Nuveen announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund's agreement. The Board of Directors/Trustees of each Fund considered and approved a new investment management agreement with the Adviser on the same terms as the previous agreements. Each new ongoing agreement, was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of July 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of July 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on September 2, 2008, to shareholders of record on August 15, 2008, as follows:

                                                       ARIZONA      ARIZONA      ARIZONA      ARIZONA        TEXAS
                                                       PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND      QUALITY
                                                        INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
                                                         (NAZ)        (NFZ)        (NKR)        (NXE)        (NTX)
------------------------------------------------------------------------------------------------------------------
Dividend per share                                      $.0510       $.0525       $.0585       $.0545       $.0570
==================================================================================================================

Financial
HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                    Investment Operations                                 Less Distributions
                            --------------------------------------------------------------------  ---------------------------------
                                                        Distributions     Distributions
                                                             from Net              from                  Net
                Beginning                                  Investment           Capital           Investment     Capital
                   Common                         Net       Income to          Gains to            Income to    Gains to
                    Share          Net      Realized/       Preferred         Preferred               Common      Common
                Net Asset   Investment     Unrealized          Share-            Share-               Share-      Share-
                    Value       Income     Gain (Loss)        holders+          holders+   Total     holders     holders      Total
====================================================================================================================================
ARIZONA PREMIUM INCOME (NAZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2008               $14.00        $ .88         $(1.05)          $(.22)             $ --   $ (.39)      $(.61)       $ --      $(.61)
2007                14.10          .83           (.10)           (.22)               --      .51        (.61)         --       (.61)
2006                14.53          .83           (.39)           (.18)               --      .26        (.69)         --       (.69)
2005                14.04          .86            .56            (.09)               --     1.33        (.84)         --       (.84)
2004                13.66          .92            .43            (.05)               --     1.30        (.92)         --       (.92)

ARIZONA DIVIDEND ADVANTAGE (NFZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2008                14.48          .91          (1.23)           (.25)               --*    (.57)       (.64)       (.01)      (.65)
2007                14.77          .91           (.17)           (.24)             (.02)     .48        (.71)       (.06)      (.77)
2006                15.37          .93           (.40)           (.20)             (.01)     .32        (.84)       (.08)      (.92)
2005                15.00          .97            .46            (.10)               --     1.33        (.92)       (.04)      (.96)
2004                14.45          .99            .57            (.06)               --     1.50        (.91)       (.04)      (.95)
====================================================================================================================================
                                                                  Total Returns
                                                             ----------------------
                    Offering                                                Based
                   Costs and       Ending                                      on
                   Preferred       Common                     Based        Common
                       Share        Share      Ending            on     Share Net
                Underwriting        Asset      Market        Market         Asset
                   Discounts        Value       Value         Value**       Value**
===================================================================================
ARIZONA PREMIUM INCOME (NAZ)
-----------------------------------------------------------------------------------
Year Ended 7/31:
2008                    $ --       $13.00      $13.35          7.10%        (2.87)%
2007                      --        14.00       13.07          (.22)         3.62
2006                      --        14.10       13.69         (5.62)         1.84
2005                      --        14.53       15.22          5.17          9.69
2004                      --        14.04       15.27          7.97          9.66

ARIZONA DIVIDEND ADVANTAGE (NFZ)
-----------------------------------------------------------------------------------
Year Ended 7/31:
2008                      --        13.26       13.70          7.72         (4.09)
2007                      --        14.48       13.35        (11.63)         3.24
2006                      --        14.77       15.90          4.54          2.14
2005                      --        15.37       16.08         10.88          9.04
2004                      --        15.00       15.40          7.05         10.56
===================================================================================
                                                           Ratios/Supplemental Data
                ----------------------------------------------------------------------------------------------------------------
                                   Ratios to Average Net Assets                Ratios to Average Net Assets
                                    Applicable to Common Shares                 Applicable to Common Shares
                                    Before Credit/Reimbursement                 After Credit/Reimbursement***
                              -----------------------------------------   -----------------------------------------
                     Ending
                        Net
                     Assets
                 Applicable       Expenses       Expenses           Net       Expenses        Expenses          Net   Portfolio
                  to Common      Including      Excluding    Investment      Including       Excluding   Investment    Turnover
                Shares (000)  Interest++(a)  Interest++(a)     Income++   Interest++(a)   Interest++(a)    Income++        Rate
================================================================================================================================
ARIZONA PREMIUM INCOME (NAZ)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2008                $58,097           1.40%          1.26%         6.42%          1.38%           1.24%        6.44%         21%
2007                 62,534           1.32           1.24          5.81           1.30            1.21         5.84          13
2006                 63,024           1.21           1.21          5.83           1.19            1.19         5.84          22
2005                 64,822           1.20           1.20          5.91           1.19            1.19         5.92          17
2004                 62,431           1.22           1.22          6.49           1.21            1.21         6.50          26

ARIZONA DIVIDEND ADVANTAGE (NFZ)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2008                 20,552           1.58           1.44          6.14           1.29            1.14         6.44          10
2007                 22,439           1.48           1.38          5.74           1.10            1.00         6.12          19
2006                 22,862           1.36           1.36          5.79            .92             .92         6.23          24
2005                 23,753           1.34           1.34          5.82            .87             .87         6.28          18
2004                 23,153           1.30           1.30          6.10            .83             .83         6.57          24
================================================================================================================================

                  Preferred Shares at End of Period
              --------------------------------------
                Aggregate   Liquidation
                   Amount    and Market        Asset
              Outstanding         Value     Coverage
                    (000)     Per Share    Per Share
====================================================
ARIZONA PREMIUM INCOME (NAZ)
----------------------------------------------------
Year Ended 7/31:
2008              $30,000       $25,000      $73,414
2007               30,000        25,000       77,111
2006               30,000        25,000       77,520
2005               30,000        25,000       79,019
2004               30,000        25,000       77,026

ARIZONA DIVIDEND ADVANTAGE (NFZ)
----------------------------------------------------
Year Ended 7/31:
2008               12,000        25,000       67,817
2007               12,000        25,000       71,748
2006               12,000        25,000       72,628
2005               12,000        25,000       74,485
2004               12,000        25,000       73,235
====================================================

*    Rounds to less than $.01 per share.

** Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  58-59 spread

Financial
HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                   Investment Operations                                  Less Distributions
                            --------------------------------------------------------------------  ---------------------------------
                                                        Distributions     Distributions
                                                             from Net              from                  Net
                Beginning                                  Investment           Capital           Investment     Capital
                   Common                         Net       Income to          Gains to            Income to    Gains to
                    Share          Net      Realized/       Preferred         Preferred               Common      Common
                Net Asset   Investment     Unrealized          Share-            Share-               Share-      Share-
                    Value       Income     Gain (Loss)        holders+          holders+   Total     holders     holders      Total
====================================================================================================================================
ARIZONA DIVIDEND ADVANTAGE 2 (NKR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2008               $14.76         $.96         $(1.03)          $(.24)            $(.02)   $(.33)      $(.71)      $(.06)     $(.77)
2007                15.00          .97           (.18)           (.24)             (.01)     .54        (.74)       (.04)      (.78)
2006                15.56          .96           (.37)           (.20)             (.01)     .38        (.83)       (.11)      (.94)
2005                15.10          .97            .59            (.11)             (.01)    1.44        (.86)       (.12)      (.98)
2004                14.57          .96            .53            (.06)               --     1.43        (.86)       (.04)      (.90)

ARIZONA DIVIDEND ADVANTAGE 3 (NXE)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2008                14.20          .91          (1.15)           (.24)               --     (.48)       (.65)         --       (.65)
2007                14.32          .90           (.10)           (.25)               --      .55        (.67)         --       (.67)
2006                14.62          .88           (.26)           (.19)               --      .43        (.73)         --       (.73)
2005                14.01          .89            .62            (.10)               --     1.41        (.80)         --       (.80)
2004                13.45          .89            .54            (.06)               --     1.37        (.80)         --       (.80)
====================================================================================================================================
                                                                     Total Returns
                                                                ----------------------
                       Offering                                                Based
                      Costs and       Ending                                      on
                      Preferred       Common                     Based        Common
                          Share        Share      Ending            on     Share Net
                   Underwriting        Asset      Market        Market         Asset
                      Discounts        Value       Value         Value*        Value*
======================================================================================
ARIZONA DIVIDEND ADVANTAGE 2 (NKR)
--------------------------------------------------------------------------------------
Year Ended 7/31:
2008                      $  --       $13.66      $14.00         (3.16)%       (2.38)%
2007                         --        14.76       15.27          4.52          3.59
2006                         --        15.00       15.37           .82          2.49
2005                         --        15.56       16.19         16.30          9.74
2004                         --        15.10       14.82          9.46          9.98

ARIZONA DIVIDEND ADVANTAGE 3 (NXE)
--------------------------------------------------------------------------------------
Year Ended 7/31:
2008                         --        13.07       13.30          3.96         (3.48)
2007                         --        14.20       13.44          4.21          3.81
2006                         --        14.32       13.52         (1.80)         3.03
2005                         --        14.62       14.48         15.11         10.21
2004                       (.01)       14.01       13.30          1.01         10.25
======================================================================================
                                                              Ratios/Supplemental Data
                   ----------------------------------------------------------------------------------------------------------------
                                      Ratios to Average Net Assets                Ratios to Average Net Assets
                                       Applicable to Common Shares                 Applicable to Common Shares
                                       Before Credit/Reimbursement                 After Credit/Reimbursement***
                                 -----------------------------------------   -----------------------------------------
                        Ending
                           Net
                        Assets
                    Applicable       Expenses       Expenses           Net       Expenses        Expenses          Net   Portfolio
                     to Common      Including      Excluding    Investment      Including       Excluding   Investment    Turnover
                   Shares (000)  Interest++(a)  Interest++(a)     Income++   Interest++(a)   Interest++(a)    Income++        Rate
===================================================================================================================================
ARIZONA DIVIDEND ADVANTAGE 2 (NKR)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2008                   $33,311           1.49%          1.34%         6.32%          1.11%            .96%        6.70%         15%
2007                    35,976           1.39           1.29          5.92            .93             .83         6.38          14
2006                    36,465           1.28           1.28          5.88            .82             .82         6.34          11
2005                    37,704           1.27           1.27          5.76            .82             .82         6.22          11
2004                    36,543           1.27           1.27          5.83            .80             .80         6.30          14

ARIZONA DIVIDEND ADVANTAGE 3 (NXE)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2008                    40,081           1.46           1.30          6.17           1.07             .91         6.56          16
2007                    43,552           1.36           1.26          5.69            .85             .75         6.19          15
2006                    43,913           1.26           1.26          5.63            .78             .78         6.12          12
2005                    44,829           1.25           1.25          5.63            .76             .76         6.12          15
2004                    42,983           1.25           1.25          5.80            .76             .76         6.29          22
===================================================================================================================================

                  Preferred Shares at End of Period
              --------------------------------------
                Aggregate   Liquidation
                   Amount    and Market        Asset
              Outstanding         Value     Coverage
                    (000)     Per Share    Per Share
====================================================
ARIZONA DIVIDEND ADVANTAGE 2 (NKR)
----------------------------------------------------
Year Ended 7/31:
2008              $18,500       $25,000      $70,015
2007               18,500        25,000       73,616
2006               18,500        25,000       74,277
2005               18,500        25,000       75,952
2004               18,500        25,000       74,382

ARIZONA DIVIDEND ADVANTAGE 3 (NXE)
----------------------------------------------------
Year Ended 7/31:
2008               22,000        25,000       70,546
2007               22,000        25,000       74,490
2006               22,000        25,000       74,902
2005               22,000        25,000       75,942
2004               22,000        25,000       73,844
====================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  60-61 spread

Financial
HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:
                                                    Investment Operations                                 Less Distributions
                            --------------------------------------------------------------------  ---------------------------------
                                                        Distributions     Distributions
                                                             from Net              from                  Net
                Beginning                                  Investment           Capital           Investment     Capital
                   Common                         Net       Income to          Gains to            Income to    Gains to
                    Share          Net      Realized/       Preferred         Preferred               Common      Common
                Net Asset   Investment     Unrealized          Share-            Share-               Share-      Share-
                    Value       Income     Gain (Loss)        holders+          holders+   Total     holders     holders      Total
====================================================================================================================================
TEXAS QUALITY
INCOME (NTX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2008               $14.87        $ .94          $(.83)          $(.23)            $(.02)  $ (.14)      $(.69)      $(.06)     $(.75)
2007                15.06          .95           (.11)           (.25)             (.01)     .58        (.73)       (.04)      (.77)
2006                15.46          .96           (.32)           (.22)               --      .42        (.82)         --       (.82)
2005                15.12         1.00            .41            (.13)               --     1.28        (.94)         --       (.94)
2004                14.57         1.03            .55            (.07)               --     1.51        (.96)         --       (.96)
====================================================================================================================================
                                                                    Total Returns
                                                               ----------------------
                      Offering                                                Based
                     Costs and       Ending                                      on
                     Preferred       Common                     Based        Common
                         Share        Share      Ending            on     Share Net
                  Underwriting        Asset      Market        Market         Asset
                     Discounts        Value       Value         Value*        Value*
=====================================================================================
TEXAS QUALITY INCOME (NTX)
-------------------------------------------------------------------------------------
Year Ended 7/31:
2008                      $ --       $13.98      $12.46         (5.16)%       (1.04)%
2007                        --        14.87       13.89          (.52)         3.82
2006                        --        15.06       14.71         (4.03)         2.77
2005                        --        15.46       16.19         17.83          8.61
2004                        --        15.12       14.59          5.87         10.51
=====================================================================================
                                                             Ratios/Supplemental Data
                  ----------------------------------------------------------------------------------------------------------------
                                     Ratios to Average Net Assets                Ratios to Average Net Assets
                                      Applicable to Common Shares                 Applicable to Common Shares
                                      Before Credit/Reimbursement                 After Credit/Reimbursement***
                                -----------------------------------------   -----------------------------------------
                       Ending
                          Net
                       Assets
                   Applicable       Expenses       Expenses           Net       Expenses        Expenses          Net   Portfolio
                    to Common      Including      Excluding    Investment      Including       Excluding   Investment    Turnover
                  Shares (000)  Interest++(a)  Interest++(a)     Income++   Interest++(a)   Interest++(a)    Income++        Rate
==================================================================================================================================
TEXAS QUALITY INCOME (NTX)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2008                 $132,713           1.26%          1.21%         6.46%          1.25%           1.20%        6.47%          8%
2007                  141,238           1.24           1.18          6.24           1.22            1.16         6.26           9
2006                  143,009           1.19           1.19          6.31           1.18            1.18         6.33          13
2005                  146,718           1.18           1.18          6.42           1.16            1.16         6.44          14
2004                  143,233           1.18           1.18          6.77           1.18            1.18         6.77          16
==================================================================================================================================

                  Preferred Shares at End of Period
              --------------------------------------
                Aggregate   Liquidation
                   Amount    and Market        Asset
              Outstanding         Value     Coverage
                    (000)     Per Share    Per Share
====================================================
TEXAS QUALITY INCOME (NTX)
----------------------------------------------------
Year Ended 7/31:
2008              $69,000       $25,000      $73,084
2007               69,000        25,000       76,173
2006               69,000        25,000       76,815
2005               69,000        25,000       78,159
2004               69,000        25,000       76,896
====================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  62-63 spread

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(1)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS

INDEPENDENT BOARD MEMBERS:
[] ROBERT P. BREMNER                                                                    Private Investor and Management Consultant.
   8/22/40                     Chairman of           1997
   333 W. Wacker Drive         the Board             CLASS III             186
   Chicago, IL 60606           and Board member

[] JACK B. EVANS                                                                        President, The Hall-Perrine Foundation, a
   10/22/48                                          1999                               private philanthropic corporation (since
   333 W. Wacker Drive         Board member          CLASS III             186          1996); Director and Vice Chairman, United
   Chicago, IL 60606                                                                    Fire Group, a publicly held company; Member
                                                                                        of the Board of Regents for the State of
                                                                                        Iowa University System; Director, Gazette
                                                                                        Companies; Life Trustee of Coe College and
                                                                                        Iowa College Foundation; Member of the
                                                                                        Advisory Council of the Department of
                                                                                        Finance in the Tippie College of Business,
                                                                                        University of Iowa; formerly, Director,
                                                                                        Alliant Energy; formerly, Director, Federal
                                                                                        Reserve Bank of Chicago; formerly, President
                                                                                        and Chief Operating Officer, SCI Financial
                                                                                        Group, Inc., a regional financial services
                                                                                        firm.

[] WILLIAM C. HUNTER                                                                    Dean, Tippie College of Business, University
   3/6/48                                            2004                               of Iowa (since July 2006); formerly, Dean
   333 W. Wacker Drive         Board member          ANNUAL                186          and Distinguished Professor of Finance,
   Chicago, IL 60606                                                                    School of Business at the University of
                                                                                        Connecticut (2003-2006); previously, Senior
                                                                                        Vice President and Director of Research at
                                                                                        the Federal Reserve Bank of Chicago
                                                                                        (1995-2003); Director (since 1997), Credit
                                                                                        Research Center at Georgetown University;
                                                                                        Director (since 2004) of Xerox Corporation;
                                                                                        Director (since 2005), Beta Gamma Sigma
                                                                                        International Honor Society; Director, SS&C
                                                                                        Technologies, Inc. (May 2005-October 2005).

[] DAVID J. KUNDERT                                                                     Director, Northwestern Mutual Wealth
   10/28/42                                          2005                               Management Company; Retired (since 2004) as
   333 W. Wacker Drive         Board member          CLASS II              186          Chairman, JPMorgan Fleming Asset Management,
   Chicago, IL 60606                                                                    President and CEO, Banc One Investment
                                                                                        Advisors Corporation, and President, One
                                                                                        Group Mutual Funds; prior thereto, Executive
                                                                                        Vice President, Banc One Corporation and
                                                                                        Chairman and CEO, Banc One Investment
                                                                                        Management Group; Member, Board of Regents,
                                                                                        Luther College; member of the Wisconsin Bar
                                                                                        Association; member of Board of Directors,
                                                                                        Friends of Boerner Botanical Gardens; member
                                                                                        of Investment Committee, Greater Milwaukee
                                                                                        Foundation.

[] WILLIAM J. SCHNEIDER                                                                 Chairman, formerly, Senior Partner and Chief
   9/24/44                                           1997                               Operating Officer (retired, 2004) of
   333 W. Wacker Drive         Board member          ANNUAL                186          Miller-Valentine Partners Ltd., a real
   Chicago, IL 60606                                                                    estate investment company; Director, Dayton
                                                                                        Development Coalition; formerly, member,
                                                                                        Business Advisory Council, Cleveland Federal
                                                                                        Reserve Bank.


                                       64

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(1)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS
INDEPENDENT BOARD MEMBERS:

[] JUDITH M. STOCKDALE                                                                  Executive Director, Gaylord and Dorothy
   12/29/47                                          1997                               Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive         Board member          CLASS I               186          thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                                    Protection Fund (from 1990 to 1994).

[] CAROLE E. STONE                                                                      Director, Chicago Board Options Exchange
   6/28/47                                           2007                               (since 2006); Commissioner, New York State
   333 W. Wacker Drive         Board member          CLASS I               186          Commission on Public Authority Reform (since
   Chicago, IL 60606                                                                    2005); formerly, Chair New York Racing
                                                                                        Association Oversight Board (2005-2007);
                                                                                        formerly, Director, New York State Division
                                                                                        of the Budget (2000-2004), Chair, Public
                                                                                        Authorities Control Board (2000-2004) and
                                                                                        Director, Local Government Assistance
                                                                                        Corporation (2000-2004).

[] TERENCE J. TOTH(2)
   9/29/59                                           2008                               Private Investor (since 2007); CEO and
   333 W. Wacker Drive         Board Member          CLASS II              186          President, Northern Trust Investments
   Chicago, IL 60606                                                                    (2004-2007); Executive Vice President,
                                                                                        Quantitative Management & Securities Lending
                                                                                        (2007-2004); prior thereto, various
                                                                                        positions with Northern Trust Company (since
                                                                                        1994); Member: Goodman Theatre Board (Since
                                                                                        2004); Chicago Fellowship Boards (since
                                                                                        2005), University of Illinois Leadership
                                                                                        Council Board (since 2007) and Catalyst
                                                                                        Schools of Chicago Board (since 2008);
                                                                                        formerly Member: Northern Trust Mutual Funds
                                                                                        Board (2005-2007), Northern Trust Japan
                                                                                        Board (2004-2007), Northern Trust Securities
                                                                                        Inc. Board (2003-2007) and Northern Trust
                                                                                        Hong Kong Board (1997-2004).

INTERESTED BOARD MEMBER:

[] JOHN P. AMBOIAN(2)(3)                                                                Chief Executive Officer (since July 2007)
   6/14/61                                           2008                               and Director (since 1999) of Nuveen
   333 W. Wacker Drive         Board Member          CLASS II              186          Investments, Inc.; Chief Executive Officer
   Chicago, IL 60606                                                                    (since 2007) of Nuveen Asset Management,
                                                                                        Rittenhouse Asset Management, Nuveen
                                                                                        Investments Advisors, Inc. formerly,
                                                                                        President (1999-2004) of Nuveen Advisory
                                                                                        Corp. and Nuveen Institutional Advisory
                                                                                        Corp.(4)

OFFICERS OF THE FUND:

[] GIFFORD R. ZIMMERMAN                                                                 Managing Director (since 2002), Assistant
   9/9/56                      Chief                                                    Secretary and Associate General Counsel,
   333 W. Wacker Drive         Administrative        1988                  186          formerly, Vice President and Assistant
   Chicago, IL 60606           Officer                                                  General Counsel, of Nuveen Investments, LLC;
                                                                                        Managing Director (since 2002), Associate
                                                                                        General Counsel and Assistant Secretary, of
                                                                                        Nuveen Asset Management; Vice President and
                                                                                        Assistant Secretary of NWQ Investment
                                                                                        Management Company, LLC. (since 2002),
                                                                                        Nuveen Investments Advisers Inc. (since
                                                                                        2002), Symphony Asset Management LLC, and
                                                                                        NWQ Investment Management Company, LLC
                                                                                        (since 2003), Tradewinds Global Investors,
                                                                                        LLC, and Santa Barbara Asset Management, LLC
                                                                                        (since 2006), Nuveen HydePark Group LLC and
                                                                                        Richards & Tierney, Inc. (since 2007);
                                                                                        Managing Director, Associate General Counsel
                                                                                        and Assistant Secretary of Rittenhouse Asset
                                                                                        Management, Inc. (since 2003); Managing
                                                                                        Director (since 2004) and Assistant
                                                                                        Secretary (since 1994) of Nuveen
                                                                                        Investments, Inc.; formerly, Managing
                                                                                        Director (2002-2004), General Counsel
                                                                                        (1998-2004) and Assistant Secretary of
                                                                                        Nuveen Advisory Corp. and Nuveen
                                                                                        Institutional Advisory Corp.(4); Chartered
                                                                                        Financial Analyst.

[] WILLIAM ADAMS IV                                                                     Executive Vice President, U.S. Structured
   6/9/55                                                                               Products of Nuveen Investments, LLC, (since
   333 W. Wacker Drive         Vice President        2007                  120          1999), prior thereto, Managing Director of
   Chicago, IL 60606                                                                    Structured Investments.


                                       65

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(5)   IN FUND COMPLEX     DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUND:

[] CEDRIC H. ANTOSIEWICZ                                                                Managing Director, (since 2004) previously,
   1/11/62                                                                              Vice President (1993-2004) of Nuveen
   333 W. Wacker Drive         Vice President        2007                  120          Investments, LLC.
   Chicago, IL 60606

[] MICHAEL T. ATKINSON                                                                  Vice President (since 2002) of
   2/3/66                      Vice President                                           Nuveen Investments, LLC.
   333 W. Wacker Drive         and Assistant         2000                  186
   Chicago, IL 60606           Secretary

[] LORNA C. FERGUSON                                                                    Managing Director (since 2004), formerly,
   10/24/45                                                                             Vice President of Nuveen Investments, LLC,
   333 W. Wacker Drive         Vice President        1998                  186          Managing Director (2004) formerly, Vice
   Chicago, IL 60606                                                                    President (1998-2004) of Nuveen Advisory
                                                                                        Corp. and Nuveen Institutional Advisory
                                                                                        Corp.(4); Managing Director (since 2005) of
                                                                                        Nuveen Asset Management.

[] STEPHEN D. FOY                                                                       Vice President (since 1993) and Funds
   5/31/54                     Vice President                                           Controller (since 1998) of Nuveen
   333 W. Wacker Drive         and Controller        1998                  186          Investments, LLC; formerly, Vice President
   Chicago, IL 60606                                                                    and Funds Controller (1998-2004) of Nuveen
                                                                                        Investments, Inc.; Certified Public
                                                                                        Accountant.

[] WALTER M. KELLY                                                                      Senior Vice President (since 2008), Vice
   2/24/70                     Chief Compliance                                         President (2006-2008) formerly, Assistant
   333 W. Wacker Drive         Officer and           2003                  186          Vice President and Assistant General Counsel
   Chicago, IL 60606           Vice President                                           (2003-2006) of Nuveen Investments, LLC; Vice
                                                                                        President (since 2006) and Assistant
                                                                                        Secretary (since 2008) of Nuveen Asset
                                                                                        Management.

[] DAVID J. LAMB                                                                        Vice President (since 2000) of Nuveen
   3/22/63                                                                              Investments, LLC; Certified Public
   333 W. Wacker Drive         Vice President        2000                  186          Accountant.
   Chicago, IL 60606

[] TINA M. LAZAR                                                                        Vice President of Nuveen Investments, LLC
   8/27/61                                                                              (since 1999).
   333 W. Wacker Drive         Vice President        2002                  186
   Chicago, IL 60606

[] LARRY W. MARTIN                                                                      Vice President, Assistant Secretary and
   7/27/51                     Vice President                                           Assistant General Counsel of Nuveen
   333 W. Wacker Drive         and Assistant         1988                  186          Investments, LLC; Vice President (since
   Chicago, IL 60606           Secretary                                                2005) and Assistant Secretary of Nuveen
                                                                                        Investments, Inc.; Vice President (since
                                                                                        2005) and Assistant Secretary (since 1997)
                                                                                        of Nuveen Asset Management; Vice President
                                                                                        (since 2000), Assistant Secretary and
                                                                                        Assistant General Counsel (since 1998) of
                                                                                        Rittenhouse Asset Management, Inc.; Vice
                                                                                        President and Assistant Secretary of Nuveen
                                                                                        Investments Advisers Inc. (since 2002); NWQ
                                                                                        Investment Management Company, LLC (since
                                                                                        2002), Symphony Asset Management LLC (since
                                                                                        2003), Tradewinds Global Investors, LLC,
                                                                                        Santa Barbara Asset Management LLC (since
                                                                                        2006) and of Nuveen HydePark Group, LLC and
                                                                                        Richards &Tierney, Inc. (since 2007);
                                                                                        formerly, Vice President and Assistant
                                                                                        Secretary of Nuveen Advisory Corp. and
                                                                                        Nuveen Institutional Advisory Corp.(4)


                                       66

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS      OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(5)   IN FUND COMPLEX    DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUND:

[] KEVIN J. MCCARTHY                                                                    Managing Director (since 2008), formerly,
   3/26/66                     Vice President                                           Vice President (2007-2008), Nuveen
   333 W. Wacker Drive         and Secretary         2007                  186          Investments, LLC; Vice President, and
   Chicago, IL 60606                                                                    Assistant Secretary, Nuveen Asset
                                                                                        Management, Rittenhouse Asset Management,
                                                                                        Inc., Nuveen Investment Advisers Inc.,
                                                                                        Nuveen Investment Institutional Services
                                                                                        Group LLC, NWQ Investment Management
                                                                                        Company, LLC, Tradewinds Global Investors
                                                                                        LLC, NWQHoldings, LLC, Symphony Asset
                                                                                        Management LLC, Santa Barbara Asset
                                                                                        Management LLC, Nuveen HydePark Group, LLC
                                                                                        and Richards &Tierney, Inc. (since 2007);
                                                                                        Managing Director (since 2008), formerly,
                                                                                        Vice President (2007-2008) and Assistant
                                                                                        General Counsel, Nuveen Investments, Inc.
                                                                                        prior thereto, Partner, Bell, Boyd & Lloyd
                                                                                        LLP (1997-2007).

[] JOHN V. MILLER                                                                       Managing Director (since 2007), formerly,
   4/10/67                     Vice President                                           Vice President (2002-2007) of Nuveen
   333 W. Wacker Drive                               2007                  186          Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                                    Analyst.

[] CHRISTOPHER M. ROHRBACHER                                                            Vice President, Nuveen Investments, LLC
   8/1/71                      Vice President                                           (since 2008); Vice President and Assistant
   333 W. Wacker Drive         and Assistant         2008                  186          Secretary, Nuveen Asset Management (since
   Chicago, IL 60606           Secretary                                                2008); Vice President and Assistant General
                                                                                        Counsel, Nuveen Investment, Inc. (since
                                                                                        2008); prior thereto, Associate, Skadden,
                                                                                        Arps, Slate Meagher & Flom LLP (2002-2008).

[] JAMES F. RUANE                                                                       Vice President, Nuveen Investments since
   7/3/62                      Vice President                                           2007; prior thereto, Partner, Deloitte &
   333 W. Wacker Drive         and Assistant         2007                  186          Touche USA LLP (since 2005), formerly,
   Chicago, IL 60606           Secretary                                                senior tax manager (since 2002); Certified
                                                                                        Public Accountant.

[] MARK L. WINGET                                                                       Vice President, Nuveen Investments, LLC
   12/21/68                    Vice President                                           (since 2008); Vice President and Assistant
   333 W. Wacker Drive         and Assistant         2008                  186          Secretary, Nuveen Asset Management (since
   Chicago, IL 60606           Secretary                                                2008); Vice President and Assistant General
                                                                                        Counsel, Nuveen Investments Inc. (since
                                                                                        2008); prior thereto, Counsel, Vedder Price
                                                                                        P.C. (1997-2007).

(1) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed.
     The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Mr. Amboian and Mr. Toth were appointed to the Board of Trustees of certain
     Nuveen Funds, effective July 1, 2008, and were subsequently elected to the Boards of the remaining Nuveen Funds on July 28, 2008. In connection with the appointment of Mr. Amboian as trustee, Timothy R. Schwertfeger, an interested trustee, resigned from the Board of Trustees, effective July 1, 2008.

(3)  Mr. Amboian is an interested trustee because of his position with Nuveen
     Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(5) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Annual Investment
Management Agreement
       APPROVAL PROCESS


The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be)(each, a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (each, an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM's ability to supervise the Funds' other service providers and given the importance of compliance, NAM's compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities ("ARPS"), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen's efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the affected funds and all of their respective shareholders. The Independent Board Members further noted Nuveen's commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The Independent Board Members also noted Nuveen's continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B.   THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Independent Board Members also reviewed portfolio level performance (which does not reflect fund level fees, expenses and leverage), as described in further detail below.

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group.

The Independent Board Members also recognized that certain funds lack comparable peers in which case their performance is measured against a more general municipal category for various states. The closed-end municipal funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan, and Pennsylvania.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized benchmarks for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Performance Peer Group for the quarter and same yearly periods ending March 31, 2008 (as applicable). The Independent Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses (and leverage for closed-end funds)) compared to recognized benchmarks for the one- three, and five-year periods ending December 31, 2007 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C.   FEES, EXPENSES AND PROFITABILITY

     1.   FEES AND EXPENSES

          The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the "Peer Universe") and/or a more focused subset of funds therein (the "Peer Group"). The

          Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use of leverage and the differences in the use of insurance as well as the states reflected in a respective Peer Group for the state municipal funds (such as the use of a general "other states" category for closed-end state funds (other than New York and California)). In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

          2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

          The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

          3. PROFITABILITY OF NUVEEN

          In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen's profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


          In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveeninvestment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees. In this regard, given that the Funds are closed-end funds, the Independent Board Members recognized that although the Funds may from time to time make additional share offerings, the growth in their assets will occur primarily through appreciation of each Fund's investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Reinvest Automatically
EASILY and CONVENIENTLY


NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

                  NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT


[] AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in common share NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

[] INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

[] LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NOTES

NOTES

Other Useful INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.


BOARD OF TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No common or preferred shares were repurchased or redeemed during the period covered by this report. Any future repurchases or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $152 billion of assets on June 30, 2008.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.



Learn more about Nuveen Funds at:     www.nuveen.com/etf

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                                                                     EAN-A-0708D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

               Nuveen Arizona Dividend Advantage Municipal Fund 3

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                   AUDIT FEES BILLED          AUDIT-RELATED FEES           TAX FEES           ALL OTHER FEES
FISCAL YEAR ENDED                      TO FUND (1)             BILLED TO FUND (2)      BILLED TO FUND (3)    BILLED TO FUND (4)
-------------------------------------------------------------------------------------------------------------------------------
July 31, 2008                            $ 9,182                      $ 0                   $ 500                $ 800
-------------------------------------------------------------------------------------------------------------------------------
Percentage approved                           0%                       0%                      0%                   0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------------------------
July 31, 2007                            $ 8,113                      $ 0                     $ 0                1,500
-------------------------------------------------------------------------------------------------------------------------------
Percentage approved                           0%                       0%                      0%                   0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                       AUDIT-RELATED FEES        TAX FEES BILLED TO        ALL OTHER FEES
                                       BILLED TO ADVISER AND         ADVISER AND           BILLED TO ADVISER
                                          AFFILIATED FUND          AFFILIATED FUND        AND AFFILIATED FUND
                                         SERVICE PROVIDERS        SERVICE PROVIDERS        SERVICE PROVIDERS
--------------------------------------------------------------------------------------------------------------
July 31, 2008                                   $ 0                      $ 0                     $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                       0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------
July 31, 2007                                   $ 0                      $ 0                     $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                       0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                           TOTAL NON-AUDIT FEES
                                                           BILLED TO ADVISER AND
                                                          AFFILIATED FUND SERVICE   TOTAL NON-AUDIT FEES
                                                          PROVIDERS (ENGAGEMENTS   BILLED TO ADVISER AND
                                                          RELATED DIRECTLY TO THE  AFFILIATED FUND SERVICE
                                   TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL  PROVIDERS (ALL OTHER
                                      BILLED TO FUND      REPORTING OF THE FUND)         ENGAGEMENTS)           TOTAL
---------------------------------------------------------------------------------------------------------------------
July 31, 2008                           $ 1,300                      $ 0                     $ 0              $ 1,300
July 31, 2007                           $ 1,500                      $ 0                     $ 0              $ 1,500

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                FUND
Scott R. Romans     Nuveen Arizona Dividend Advantage Municipal Fund 3

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                    TYPE OF ACCOUNT                   NUMBER OF
PORTFOLIO MANAGER   MANAGED                           ACCOUNTS    ASSETS*
--------------------------------------------------------------------------------
Scott R. Romans     Registered Investment Company     28          $5.843 billion
                    Other Pooled Investment Vehicles  0           $0
                    Other Accounts                    3           $.320 million

* Assets are as of July 31, 2008. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of August 31, 2008, the S&P/Investortools Municipal Bond index was comprised of 52,711 securities with an aggregate current market value of $1,041 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of July 31, 2008, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                         DOLLAR RANGE OF
                                                                           DOLLAR        EQUITY SECURITIES
                                                                           RANGE OF      BENEFICIALLY OWNED
                                                                           EQUITY        IN THE REMAINDER
                                                                           SECURITIES    OF NUVEEN FUNDS
                                                                           BENEFICIALLY  MANAGED BY
NAME OF PORTFOLIO                                                          OWNED IN      NAM'S MUNICIPAL
MANAGER             FUND                                                   FUND          INVESTMENT TEAM
-----------------------------------------------------------------------------------------------------------
Scott R. Romans     Nuveen Arizona Dividend Advantage Municipal Fund 3     $0            $10,001--$50,000

PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states. He has been Vice President of NAM since 2004, Portfolio Manager since 2003, and was, formerly, Assistant Vice President (2003-2004) and Senior Analyst (2000-2003). Currently, he manages investments for 29 Nuveen-sponsored investment companies. He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Arizona Dividend Advantage Municipal Fund 3
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: October 8, 2008
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: October 8, 2008
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: October 8, 2008
    -------------------------------------------------------------------